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                                                                    EXHIBIT 10.1



                           THIRD AMENDED AND RESTATED
                                SERVICE AGREEMENT


        This Third Amended and Restated Service Agreement (this "Agreement") is made as of April 16, 1998, (the "Effective Date"), by and between Excel Telecommunications Inc., a Texas corporation ("Excel"), and IXC Long Distance, Inc., IXC Carrier, Inc., and IXC Broadband Services, Inc. (collectively, "IXC").

                                   Background

        A. Excel and Switched Services Communications, L.L.C., a subsidiary of IXC, previously entered into that certain Second Amended and Restated Service Agreement dated as of January 1, 1996 (the "Original Agreement"), which provided for the provision of long distance services to Excel.

        B. Excel and IXC previously entered into a Preferred Vendor Status Agreement dated January 1, 1996 (the "Preferred Vendor Status Agreement").

        C. Telco Communications Group, Inc. ("Telco") and IXC Carrier, Inc. previously entered into a Service Agreement dated December 15, 1995 (the "Telco Service Agreement").

        D. The parties hereto desire to amend and restate the Original Agreement in its entirety by entering into this Agreement, which shall supersede and replace the Original Agreement and the Telco Service Agreement, and, in connection therewith, desire to terminate the Original Agreement, the Telco Service Agreement and the Preferred Vendor Status Agreement.

                               Terms of Agreement

        Accordingly, in consideration of the foregoing and for the mutual promises set forth below, the parties hereby agree as follows:

        1.     Switched Access Services.

        1.1 Scope of Services. As set forth below, IXC shall provide long distance services to Excel, as set forth on Exhibit A (Xclusive Services) and Exhibit B (Xnet Services) attached hereto (together with the use of the IXC Online Software, the "Switched Services"). IXC shall charge Excel for such Switched Services from the establishment of answer supervision (i.e. call connection between the calling telephone and the called telephone) until termination of such connection as reasonably determined by IXC, calculated on the basis of six second increments for the duration of the telephone calls using such Switched Services in accordance with the rates shown in Exhibit A or Exhibit B, as applicable ("Usage Charges"), as such rates may be adjusted as set forth herein and which rates are set forth on such exhibits in whole minute increments. Beginning after the end of the second calendar quarter of 1998, Excel agrees to use its commercially reasonable efforts to deliver a network demand forecast thirty (30) days after the end of each calendar quarter until the Switched Services Commitment Expiration Date in substantially the same form as the form attached hereto as Exhibit J and incorporated herein by this reference.

        1.2    Switched Services Take or Pay Commitment.

               (a) Subject to Section 4, Excel shall have a "Switched Services Take or Pay Commitment" in the aggregate amount of *, which shall be satisfied by Excel during the period commencing on March 1, 1998, and ending twelve (12) months after the Effective Date (the "Switched Services Commitment Expiration Date"). To the extent that Excel has not paid (in the form of money or the receipt of credits as specified in Section 1.2(b) hereof) for Switched Services hereunder in an aggregate amount equal to the aggregate amount of the Switched Services Take or Pay Commitment by the Switched Services Commitment Expiration Date at the Usage Charge rates specified in Exhibit A or Exhibit B, as applicable, then Excel shall be obligated to pay to IXC * of the difference of (i) the * Switched Services Take or Pay Commitment less (ii) the actual amount paid by Excel during such period, whether or not such Switched Services are used. Excel shall not be required to make any partial or pro rata payments (periodic or otherwise) in respect of the Switched Services Take or Pay Commitment prior to the Switched Services Commitment Expiration Date. All Usage Charges for domestic and international terminating minutes, 8XX origination services, switchless services, calling cards, debit cards and Mexico 800 origination services provided under the Switched Services shall be counted towards the Switched Services Take or Pay Commitment.

               (b) Excel shall pay for Switched Services hereunder at the Usage Charges reflected in Exhibit A or Exhibit B, as applicable. In addition, all payments received by IXC from Excel (or credits received by Excel) with respect to Switched Minutes (whether such minutes were used by Excel under the Original Agreement or under this Agreement) on or after March 1, 1998, shall count towards the Switched Services Take or Pay Commitment. In addition, the parties hereby acknowledge that the pricing for Switched Minutes under this Agreement is lower than the pricing under the Original Agreement and that it is the intent of the parties that Excel receive the benefit of such new and reduced pricing for the entire calendar year of 1998; provided Excel meets or exceeds the Usage



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               Charges set forth in the last sentence of this Section 1.2(b).
               Accordingly, Excel shall receive and apply such credit against and commencing with payments to be made by Excel for minutes used in March 1998 and continuing monthly thereafter until such credit is fully applied. The credit received by Excel from IXC pursuant to this Section 1.2(b) shall be refunded by Excel to IXC in the event that Excel, under this Agreement, does not pay to IXC at least * in Usage Charges for Switched Services in each of the second and third calendar quarters of 1998.

               (c) Upon Excel's satisfaction of the Switched Services Take or Pay Commitment, for every * dollars (*) of additional Switched Services revenue, Excel's Private Line Take or Pay Commitment (as defined below) shall be credited * dollar (*), up to a credit amount not to exceed *.

        1.3 Resale of Switched Services. Subject to the terms hereof, Excel may resell Switched Services to its customers. After the * Switched Services Take or Pay Commitment has been met, Excel may request from time to time to migrate additional LATAs to IXC's network, and IXC may accept or reject such requests based upon available capacity, provided, however, that so long as Excel is not in breach of this Agreement and uses Switched Services in a particular LATA, IXC cannot terminate Switched Services in such LATA or refuse to allow Excel to add additional ANIs (as such term is defined below) in such LATA. Notwithstanding the foregoing, however, in the event (i) Excel has a reasonable basis for believing that it can rightfully terminate this Agreement pursuant to
        Section 7 and in good faith gives notice to IXC of termination of this Agreement under such section; (ii) such termination is later determined not to have been made properly under this Agreement, and (iii) Excel is required to pay damages or other relief to IXC measured in whole or in part by its Switched Services Take or Pay Commitment over any period, the measurement of the amount of the commitment to be paid after such notice of termination shall be as further explained in Section 9(b) hereof.

        1.4 Excluded ANIs. As more specifically described in Exhibit F, IXC shall process all automatic number identifiers ("ANIs") supplied by Excel within 24 hours of receipt. IXC shall have the right to reject ANIs supplied by Excel in the event of (i) failure to cure a material default by Excel hereunder; (ii) the loss of certification by Excel to provide long distance in the jurisdiction in which the ANI is located (and only to the extent that the ANI is in such jurisdiction), or (iii) the failure of Excel to send IXC ANIs in material compliance with the format mutually agreed upon by the parties. Excel currently sends ANIs to IXC in accordance with the IXC Online Process (the "IOL Process"), and Excel and IXC hereby agree that the IOL Process is an acceptable format for the submission of



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*  Confidential material has been omitted and filed
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

        ANIs to IXC and any change to this format shall be reasonable and shall be given to Excel no less than fourteen (14) days prior to any such change to the IOL Process. Excel and IXC hereby acknowledge and agree that each will negotiate in good faith in order to execute a software license agreement related to the IOL Process in substantially the same form as the form attached hereto as Exhibit G and incorporated herein by this reference.

        1.5 RBOC Termination/Origination. IXC hereby acknowledges and agrees that the Excel and Telco traffic comprising Xclusive origination service, as it pertains to the Switched 1+ (hereinafter "Xclusive Origination Service"), and Xclusive termination service, as it pertains to the Switched 1+ (hereinafter, "Xclusive Termination Service"), for the entire twelve (12) month period ("Prior Twelve Month Period") beginning April 1, 1997 and ending March 31, 1998 (including but not limited to the months of January 1998, February 1998, and March 1998), when measured monthly, is in full and complete compliance with the permissible ratios set forth in this Section 1.5 such that no surcharge would be charged to Excel on any of Excel's traffic had such a provision existed in the Original Agreement or on Telco's traffic had such a provision existed in the Telco Service Agreement. Prior to this Section
        1.5 being effective, IXC shall deliver to Excel an Officer's Certificate certifying the accuracy and setting forth in reasonable detail the following information for each month of the Prior Twelve Month Period:
        (a) the percentage of Excel Xclusive Origination Service traffic in each LATA or OCN, RBOC, and non-RBOC; and (b) the percentage of Excel Xclusive Termination Service traffic in each LATA or OCN, RBOC, and non-RBOC. If IXC fails to provide such information to Excel within 30 days of the Effective Date, Excel shall so notify IXC and IXC shall have 45 days from the date of such notice to provide the information as specified in the immediately proceeding sentence or this Section 1.5 shall be deleted in its entirety and shall have no force and effect. The parties hereto hereby agree that they will mutually agree upon applicable ratios and cure periods for the Xnet Services as it pertains to RBOC termination and origination and in no event shall the ratios and cure periods for originating and terminating Xnet Services minutes be more restrictive on Excel than those specified in this Section 1.5.

        IXC hereby acknowledges and agrees that, when measured on a monthly basis, the following is true and correct for each month of the Prior Twelve Month Period: (i) at least * of Excel's Xclusive Termination Service minutes terminates in a RBOC (as hereinafter defined) and (ii) at least * of Excel's Xclusive Origination Service minutes originates in a RBOC and but for this representation Excel would not have entered into this Agreement. Notwithstanding anything to the contrary contained herein, the parties hereby agree that if the actual average percentage (measured by taking the average of each month of the Prior Twelve Month Period ("Actual Average Percentages")) of



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*  Confidential material has been omitted and filed
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

        (i) Excel's Xclusive Termination Service minutes that terminate in a RBOC and (ii) Excel's Xclusive Origination Service minutes that originate in a RBOC is lower than the following percentages ("Permissible Percentages"): (a) for Xclusive Origination Service, at least * of the minutes originate in a RBOC and (b) for Xclusive Termination Service, at least * of the minutes terminate in a RBOC, then the following must occur before IXC may apply any surcharge, set forth in this Section 1.5, to any of Excel's Switched Services: (i) IXC shall give Excel notice of the Actual Average Percentages (the "Actual Average Percentages Notice"); (ii) Excel shall have six (6) months (the "Six Month Period") from the receipt of the Actual Average Percentages Notice to achieve the Permissible Percentages; (iii) the surcharges set forth in this Section 1.5 shall only be applied to Excel's Switched Services minutes after the Six Month Period; and (iv) Excel shall use its commercially best efforts to bring its Xclusive Termination Service and Xclusive Origination Service into compliance with the Permissible Percentages. If, during the Six Month Period, the percentage (when measured on a monthly basis) of Excel's Xclusive Origination Service minutes originating in a RBOC is less than the corresponding percentage of the Actual Average Percentages ("Beginning Origination Percentage"), then IXC shall have the right to apply a * per minute surcharge to the Xclusive Originating Service minutes by which Non-RBOC origination exceeds the Beginning Origination Percentage of the total monthly service of such month. If during the Six Month Period, the percentage (when measured on a monthly basis) of Excel's Xclusive Termination Service minutes terminating in a RBOC is less than the corresponding percentage of the Actual Average Percentage ("Beginning Termination Percentage"), then IXC shall have the right to apply a * per minute surcharge to the Xclusive Terminating Service minutes by which Non-RBOC termination exceeds the Beginning Termination Percentage of the total monthly service of such month.

        Following the service commencement date of Xclusive Origination Service or, if applicable, the Six Month Period, Excel will maintain at least
        * of the originating minutes of domestic United States traffic ("Xclusive Originating Minutes") (measured over an entire calendar month) in a Regional Bell Operating Company and such other local exchange companies set forth below in this Section 1.5 (collectively, "RBOC"). In the event that Excel's Xclusive Originating Minutes exceed
        * by up to and including * in Non-RBOCs (as hereinafter defined) for two (2) consecutive months (when measured on a monthly basis), then IXC shall give Excel written notice of such breach ("* Breach"). Upon Excel's failure to cure a * Breach within sixty (60) days after receipt of written notice by IXC to Excel of such breach, IXC shall have the right to apply a * per minute surcharge to the number of Xclusive Originating Minutes by which Non-RBOC origination exceeds * of the total monthly service; provide however such surcharge shall only be applied to such originating minutes used by Excel after this 60 day cure period. In the event that Excel's Xclusive Originating



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        Minutes exceed * by more than but not including * when measured on a monthly basis in Non-RBOCs, then IXC shall have the right to apply a
        * per minute surcharge to the Xclusive Originating Minutes by which Non-RBOC origination exceeds * of the total monthly service in such month.

        Following the service commencement date for the Xclusive Termination Services or, if applicable, the Six Month Period, Excel will maintain at least * of the terminating minutes of domestic United States traffic ("Xclusive Terminating Minutes") (measured over an entire calendar month) in a RBOC. In the event that Excel's Xclusive Terminating Minutes exceed * by up to and including * in Non-RBOCs for two (2) consecutive months (when measured on a monthly basis), then IXC shall give Excel written notice of such breach ("* Termination Breach"). Upon Excel's failure to cure a * Termination Breach within sixty (60) days after receipt of written notice by IXC to Excel of such breach, IXC shall have the right to apply a * per minute surcharge to the number of Xclusive Terminating Minutes by which Non-RBOC termination exceeds
        * of the total monthly service; provide however such surcharge shall only be applied to such terminating minutes used by Excel after this 60 day cure period. In the event that Excel's Xclusive Terminating Minutes exceed * by more than but not including * and less than and including
        * when measured on a monthly basis in Non-RBOCs, then IXC shall give Excel written notice of such breach ("* Termination Breach"). Upon Excel's failure to cure a * Termination Breach within thirty (30) days after receipt of written notice by IXC to Excel of such breach, IXC shall have the right to apply a * per minute surcharge to the number of Xclusive Terminating Minutes by which Non-RBOC termination exceeds
        * of the total monthly service; provide however such surcharge shall only be applied to such terminating minutes used by Excel after this 30 day cure period. In the event that Excel's Xclusive Terminating Minutes exceed * by more than but not including * when measured on a monthly basis in Non-RBOCs, then IXC shall have the right to apply a * per minute surcharge to the Xclusive Terminating Minutes by which Non-RBOC termination exceeds * of the total monthly service in such month.

        Notwithstanding anything to the contrary contained herein, IXC shall provide Excel with reports setting forth in reasonable detail the percentage of Xclusive Terminating Minutes and the percentage of Xclusive Originating Minutes by LATA or OCN, RBOC, and Non-RBOC ("RBOC Compliance Reports") for the following periods as follows: (i) IXC shall deliver to Excel an RBOC Compliance Report on or before the 15th day of each calendar month covering the first 12 days of such month's Xclusive Terminating Minutes and Xclusive Originating Minutes and (ii) IXC shall deliver to Excel an RBOC Compliance Report on or before the 4th day of each calendar month covering the entire proceeding month's Xclusive Terminating Minutes and Xclusive Originating



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        Minutes. If IXC fails to provide timely either of these reports, then
        IXC may not apply a surcharge pursuant to this Section 1.5 to any of Excel's traffic for such month.
        Non-RBOC Origination and Termination is defined as any NPA.NXX.XXXX not owned by the following Operating Company Numbers:

               9102          NEW ENGLAND TEL&TEL
               9104          NEW YORK TEL CO
               9206          BELL ATLANTIC NJ
               9208          BELL ATLANTIC PA
               9211          BELL ATLANTIC DC
               9210          BELL ATLANTIC DE
               9212          BELL ATLANTIC MD
               9213          BELL ATLANTIC VA
               9214          BELL ATLANTIC WV
               9321          OHIO BELL TEL CO
               9323          MICHIGAN BELL TEL CO
               9325          INDIANA BELL TEL CO
               9327          WISCONSIN BELL TEL CO
               9329          ILLINOIS BELL TEL CO
               9417          SOUTHERN BELL TEL CO
               9419          SOUTH CENTRAL BELL
               9533          SOUTHWESTERN BELL
               9631          NORTHWESTERN BELL
               9636          MOUNTAIN BELL TEL CO
               9638          PACIFIC NORTHWEST BELL
               9740          PACIFIC BELL
               9348          CINCINNATI BELL
               9147          SOUTHERN NEW ENGLAND TELEPHONE
               9742          NEVADA BELL

        1.6 Service Interconnections. In order to utilize Xnet Services, Excel shall be solely responsible for establishing and maintaining a full time, dedicated connection (a "Service Interconnection") between its network and one of IXC's designated hubs, set forth in Exhibit H, attached hereto and incorporated herein by this reference ("HUBS"), subject to IXC's approval in accordance with the terms of this Agreement and which approval may not be unreasonably withheld. If a Service Interconnection is proposed to be made using a LEC, IXC may require Excel to utilize IXC's entrance facilities or local service arrangement ("LSA") with the relevant LEC, and Excel shall be subject to a non-discriminatory charge therefor from IXC, subject to a reasonable upward adjustment not to exceed the actual non-discriminatory LEC charge plus 1% of such LEC charge. Once ordered, and unless otherwise provided for in this Agreement, Service Interconnections and the circuits comprising each Service Interconnection may only be canceled by Excel upon at least thirty days prior written notice to IXC, or if longer, the length of the cancellation period of the underlying carrier.

        2.     Private Line Services.

        2.1 Scope of Services and Rates. IXC shall use its best efforts (considering the needs of its other customers) to provide the private line services described on Exhibit C attached hereto ("Private Line Services" and, together with Switched Services, the "Services") for which a Purchase Order has been accepted and duly executed by authorized representatives of both parties. *. A form of Purchase Order relating to the circuits ("Circuits") is attached hereto as Exhibit D. The rates for Private Line Service are set forth in Exhibit C. Such rates are valid (and shall not be subject to increase without Excel's prior written consent or agreement) until the Private Line Commitment Expiration Date (as defined below) or, if later, until forty-eight (48) months after the Private Line Commencement Date (as defined below). IXC may thereafter change such rates, but not for any Circuit then in service. Excel may also order the other services listed in Exhibit C, subject to availability.

        IXC will provide IMT capacity among all of the cities listed as On-Net cities on Exhibit C attached hereto, which shall be treated as On-Net cities for all purposes, including rates and reconfiguration. The city of Atlanta shall be treated as On-Net for all purposes including rates and reconfiguration on the earlier of (i) date it is added to the IXC network and becomes available on IXC's fiber expansion routes and (ii) December 1, 1998. The cities of * shall be treated as On-Net cities for purposes of rates, but not for purposes of reconfiguration, and shall become On-Net cities, for all purposes when added to the IXC network and becomes available on IXC's fiber expansion routes. IXC shall notify Excel within twenty (20) business days as additional cities become available on IXC's fiber expansion route and shall provide Excel monthly progress reports regarding the addition of cities to the IXC network. Further, the Off-Net rates shall be set forth on Exhibit C; except that the pricing for * shall be the lesser of the rate set forth on Exhibit C and * per V&H mile.

        2.2    Private Line Take or Pay Commitment.

               (a) Subject to Sections 1.2, 2.4, 2.5, and 4, Excel shall have a "Private Line Take or Pay Commitment" commencing on May 1, 1998 (such date



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

                being referred to herein as the "Private Line Commencement Date"), and continuing until Excel has attained total cumulative revenues under this Agreement from Private Line Services of
                * (such date being referred to herein as the "Private
                Line Commitment Expiration Date"). As used herein, "Private Line Take or Pay Commitment" shall mean, with respect to a certain period and amount, that Excel generally has the obligation to pay for such Private Line Service hereunder in such amount by each Benchmark Month (as hereinafter defined) during such period, whether or not such Private Line Service is used; however, such obligation shall be cumulative and shall be subject to certain periodic benchmarks, which means that to determine Excel's payment obligations under its Private Line Take or Pay Commitment with respect to any month, the following rules shall apply: (i) the Private Line Take or Pay Commitment does not require Excel to use or pay for a minimum amount of Private Line Services each and every month, rather Excel shall be required only to meet the following benchmarks at the end of the following months after the Private Line Commencement Date (each, a "Benchmark Month"): (A) at the end of the twelfth
                (12th) month after the Private Line Commencement Date, Excel shall have used or paid for * million in Private Line
                Services; (B) at the end of Month 18, * million; (C) at the end of Month 24, * million; (D) at the end of Month 30, * million; (E) at the end of Month 36, * million; (F) at the end of Month 42, * million; and (G) at the end of Month 48, * million (which means that at the end of each Benchmark Month, Excel's obligation shall be solely to have used or paid for Private Line Services during the period beginning on March 1, 1998 and ending with such Benchmark Month in an amount equal to the amount set forth immediately after each such Benchmark Month in this Section 2.2(a)(i)(A)-(G)); and (ii) if Excel has not met its cumulative monthly commitment at the end of any Benchmark Month, Excel shall have ninety (90) days from end of the Benchmark Month to make up such deficit and become current in its then-applicable Benchmark Monthly commitment before it is required to pay for such deficit (provided that Excel shall be granted a three (3) month grace period with respect to the last Benchmark Month). In the event Excel is required to pay such deficit, Excel shall be required to pay * of the difference between the Benchmark Monthly commitment and the actual cumulative usage. All private line circuit charges for Private Line Services provided under this Agreement, under any purchase order from Excel, and under the Telco Service Agreement form and after March 1, 1998 and all Switched Services minutes used after the Switched Services Take or Pay Commitment has been fulfilled (in accordance with Section 1.2 (c)) shall be counted towards the Private Line Take or Pay Commitment.



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                (b) The parties hereby acknowledge that the pricing for Private
                Line Services under this Agreement is lower than pricing under the Telco Service Agreement and that it is the intent of the parties that Telco receive the benefit of such new pricing retroactively, such that it shall apply to all Private Line Services used by Telco under the Telco Service Agreement or by Excel from and after March 15, 1998. Accordingly, to the extent that any amounts paid by Excel or Telco with respect to all Private Line Services used on and after March 15, 1998, that were based on the pricing for Private Line Services under the Telco Service Agreement, then Excel shall receive a credit towards Private Line Services used under this Agreement in an amount equal to the amount actually paid for such Private Line Services less the amount that would have been due and payable by Telco had the pricing set forth in this Agreement been in effect and used to calculate such payments. Excel shall receive such credit commencing with payments to be made by Excel for Private Line Services used in March 1998 and continuing monthly thereafter until such credit is fully applied.

                (c) Subject to the terms hereof, Excel may resell the Private Line Services to its customers.

        2.3 Portability. All On-Net Service which has been in-service for at least three (3) months and provided to Excel, Telco or Excel Communications, Inc. ("ECI") or an affiliate or subsidiary of Excel, Telco or ECI under the terms of this Agreement shall be subject to Portability within all areas served by IXC's network. To invoke Portability, Excel must provide thirty (30) days prior written notice for reconfiguration of existing service. The replacement service must have a term for the months remaining on the disconnected Private Line Services and revenue equal to or greater than those associated with the disconnected Private Line Service. The price of any On-Net replacement Private Line Service shall be calculated pursuant to Exhibit C. A reconfiguration charge as outlined in Exhibit C will be charged for all circuit reconfigurations. For purposes hereof, "Portability" shall mean to change the city or cities in the Circuit's city pair to a different city pair location.

        2.4 Installation Periods/Credits. If IXC receives a firm Marketing Service Order ("MSO") or Excel Purchase Order from Excel for DS-1 and/or DS-3 level interexchange service between On-Net cities, IXC shall install the applicable equipment and commence providing such service within thirty (30) days from the date of IXC's receipt of Excel's MSO or Excel Purchase Order (unless within 72 hours of receipt of such MSO or Excel Purchase Order, IXC gives Excel written notice that it must purchase equipment to fulfill the MSO or Excel Purchase Order, in which case IXC shall have a reasonable period of time to purchase the

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        equipment and commence providing service, but not to exceed 120 days).
        With respect to Off-Net cities, IXC must fill such MSOs or Excel Purchase Order within the time period that the third party carrier must fill IXC's orders (and IXC, upon the execution of this Agreement, shall provide Excel with the time period for its major suppliers of private line services). In the event IXC is unable to commence providing any service within such time periods, Excel may cancel such MSO or Excel Purchase Order and order such service (or portion thereof) from a third party. Upon written request, Excel shall not be required to make any Circuit Lease payments with respect thereto (and the related Circuit Lease shall be terminated), and Excel shall be entitled to a reduction in the Private Line Take or Pay Commitment in an amount equal to the monthly recurring interexchange service charges paid by Excel to such third parties for such service for the term of such third party circuit leases. IXC agrees to waive all installation charges in connection with any installations hereunder.

        2.5 Outage Credits. IXC shall give Excel a credit in accordance with IXC's then-current outage policy for periods in which any Circuit loses continuity and fails to comply with applicable specifications.

        2.6 Definitions. For purposes hereof: "Available" means all necessary IXC equipment for a Circuit has been installed. "Activation Date" means the date a Circuit is first made Available to Excel. "Circuit" means a DS-0, DS-1 or DS-3. "Circuit Lease Term" means the term of a Circuit specified in the applicable Purchase Order and such term shall not be more than twelve (12) months in length. "Circuit Mileage" means the length of a Circuit specified in the applicable Purchase Order. "DS-0" means a circuit complying with TR-TSY-000333. "Switched and Special Access Services - Transmission Parameter Limits and Interface Combinations" Issue 1, July 1990. A "DS-1" is a signal conforming to the requirements set forth in Sections 9.3 and 10.2 of Bellcore TR-NWT-000499, Issue 5, December 1993. A "DS-3" is a signal conforming to the requirements set forth in Section 9.6 and 10.5 of Bellcore TR-NWT-000499, Issue 5, December, 1993. "Purchase Order" means any Excel purchase order accepted by IXC. "Requested Service Date" means the date Private Line Service on a Circuit is requested to commence specified in the applicable Purchase Order. "Service" means transmission service provided between North American DSX standard cross-connect panels located in IXC's terminal locations.

        3.     Term.

               (a) Unless earlier terminated pursuant to the terms hereof, the term of this Agreement with respect to Switched Services (the "Switched Services Term") shall commence on March 1, 1998 and shall continue until the later of (a) the date on which the Switched Services Take or Pay

                Commitment has been met and (b) the date that is twelve (12) months after the Effective Date. Unless earlier terminated pursuant to the terms hereof, the term of this Agreement with respect to Private Line Services (the "Private Line Services Term") shall commence on the Effective Date and shall continue until the later of (a) the date on which the Private Line Take or Pay Commitment has been met and (b) the date that is forty-eight (48) months after the Private Line Commencement Date (unless the three (3) month grace period is applicable, as provided in Section 2.2(a), and in which case, that date that is 51 months after the Private Line Commitment Date). In the event that Excel meets the Switched Services Take or Pay Commitment prior to the expiration of the Switched Services Term, the Switched Services Term shall continue until the expiration of such twelve (12)-month period and the same rates and charges for Switched Services shall remain in effect, provided that Excel shall no longer be subject to or required to meet any monthly minimum commitments for Switched Services. In addition, in the event that Excel meets the Private Line Take or Pay Commitment prior to the expiration of the Private Line Services Term, the Private Line Services Term shall continue until the expiration of such forty-eight (48) or fifty-one (51) month period, as the case may be, and the same rates and charges for Private Line Services shall remain in effect, provided that Excel shall no longer be subject to or required to meet any monthly minimum commitments for Private Line Services.

                (b) At the expiration of the Switched Services Term or the Private Line Services Term, as the case may be, this Agreement shall be extended automatically for successive 30-day periods at the same rates but without any minimum commitments hereunder, unless either party gives written notice at least thirty (30) days prior to the expiration of the Switched Services Term or the Private Line Services Term, as applicable (or any renewal thereof), of its intent not to renew this Agreement with respect to the provision of Switched Services or Private Line Services, as the case may be. Termination of this Agreement with respect to either Switched Services or Private Line Services shall not, by itself, affect the validity of this Agreement with respect to the other.

                (c) This Agreement shall terminate in full upon the later to occur of (i) the expiration or earlier termination (without renewal) of the Private Line Services Term and (ii) the expiration or earlier termination (without renewal) of the Switched Services Term.

                (d) Excel shall have a one hundred thirty-five (135) day period (the "Migration Period") after termination of this Agreement (or in the case of a Better Offer (as defined herein), after the period IXC elects not to match a Better Offer and the expiration of the 30 day written notice by Excel of its intent to move its traffic) to migrate its Switched Services and Private Line Services traffic from the IXC network to another network. During such Migration Period, IXC shall use commercially reasonable efforts to assist Excel with such migration and to ensure that Excel is able to migrate its traffic to another network without significant interruption of service and, in connection therewith, shall continue to provide Switched Services and Private Line Services to Excel in accordance with the terms hereof at the same Usage Charges specified in Exhibits A, B and C attached hereto.

        4.     Pricing Changes.

               *

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

        *

        *

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

        *

        *

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                *


        5. Priority. Excel shall have the first priority among IXC's customers for all of Excel's traffic making up its Switched Services and Private Line Take or Pay Commitments in accordance with the distribution of such traffic set forth in Exhibit E.


        6.     Charges and Payment.

        6.1    Invoicing.

               (a) Usage Charges for Switched Services shall be billed once per month and payable following the end of each period in which actual Usage has been incurred.

               (b) With respect to Private Line Services, Excel will be invoiced monthly on the 20th day of each month for: (i) the monthly lease rate for the following month as set forth on Exhibit C (prorated for any partial month) for each Available Circuit; and (ii) the charges for other services received. The first invoice shall be for the first two months; each invoice thereafter shall be for the following month.

               (c) In the event that Excel is required to make any payments hereunder with respect to its Switched Services Take or Pay Commitment or its Private Line Take or Payment Commitment in any month for services not actually used by Excel, then Excel shall receive a credit in the amount of such payment to be applied against the amount of any such future Services actually used by Excel that exceed the applicable monthly commitment (as calculated on a then-cumulative basis) in future months.

               (d) All Usage Charges and Private Line Service charges for Circuits shall be due and payable by Excel to IXC within 30 days after the date of the receipt by Excel of the invoice. Each Excel invoice must be paid by Excel via wire transfer of immediately available U.S. funds to an account designated by IXC so that payment is received by IXC on or before the applicable due date. IXC agrees that (i) the Excel invoice date will be the

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

               same day the Excel invoice is faxed to Excel, and (ii) the Excel invoice will be faxed on a business day.

               (e) IXC shall deliver to Excel written notice with respect to any amount not received by IXC within five (5) business days after the due dates specified in Section 6.1(d) above. In the event that any payment remains unpaid after five (5) business days following the date of receipt by Excel of this IXC notice for such payment, such payment shall be deemed "past due" and shall be subject to a late payment charge equal to the lesser of: (A) one percent of the unpaid balance per month from the invoice date; or (B) the maximum rate allowed under applicable state law.

               (f) Notwithstanding anything to the contrary contained herein, Excel may withhold payment on amounts disputed in good faith by providing written notice of disputes with any Excel invoice within thirty (30) business days after receipt of an Excel invoice. Alternatively, Excel may pay disputed amounts or undiscovered discrepancies without losing any of its rights of recovery. Excel has an affirmative obligation of providing written notice of any disputes with an Excel invoice within 120 business days after receipt by Excel. If Excel does not report a good-faith dispute within the 120 business day period, Excel is deemed to have waived its dispute rights for that Excel invoice and the IXC billing system inputs and outputs, including without limitation, the CDR and answer supervision, are deemed accurate and final. IXC will use its best efforts to resolve timely disputes within 30 business days after its receipt of the dispute notice. If such dispute is not resolved to the reasonable satisfaction of the parties within 30 business days after receipt of such notice, then Excel may commence an arbitration proceeding against IXC in accordance with the terms hereof.

        The Excel facsimile number and contact person for purposes of this
        Section is (214) 863-8959, Attention: Executive Vice President-Network Operations with a copy to General Counsel at facsimile number (214) 863-8838. Excel may change said facsimile number and contact person upon written notice to IXC. The IXC facsimile number and contact person for purposes of this Section is (888) 335-1339, Attention: Billing Department with a copy to IXC Contract Administration.

6.2 Upon the occurrence of either (a) a payment remaining past due for a period in excess of thirty (30) days after Excel received the second invoice with respect thereto or (b) Excel having its fifth past due payment hereunder, then in either such case, Excel shall be in material breach (a "Material Payment Breach") of this Agreement. Excel shall have five (5) business days after its receipt of written notice from IXC of the Material Payment Breach to cure the same. If Excel does not timely cure the Material Payment

Breach, IXC may at its sole option do any of all of the following: (i) cease accepting or processing orders for such applicable Service; (ii) withhold delivery of the CDR and cease exchange of information; (iii) draw on any security deposit or other assurance of payment submitted under this Agreement;
(iv) terminate the provision of such Service or terminate the entire Agreement without liability to Excel, which termination may include immediate cancellation of the Services; and (v) subject to Section 8(a), pursue such other remedy or relief as may be legally available. Payment shall be deemed made when the transfer has been correctly confirmed by Excel's disbursing bank, so long as payment is actually received by IXC within three (3) days thereafter.

        6.3 Throughout the term of this Agreement, with respect to Excel's customers whose ANIs are subscribed to IXC (or to any IXC overflow carrier), Excel is responsible with respect to the Switched Services for direct payment of or reimbursement to IXC, but not both, for the following charges to the extent that such charges are intended by government regulators to apply to carriers who provide telecommunications services to end user customers: (i) telecommunications relay service charges required by the Americans with Disabilities Act or otherwise, (both federal and state), (ii) common carrier regulatory fees assessed by the Federal Communications Commission (the "FCC") under the Omnibus Budget Reconciliation Act of 1993, as amended, and (iii) universal service fund charges, presubscribed interexchange carrier charges, and payphone compensation charges either imposed on IXC by the FCC or state regulatory agencies directly or imposed on IXC by other carriers or providers as required by the FCC or state regulatory agencies. Excel will only reimburse IXC for charges described in this Section 6.3 if such charges are actually incurred by IXC and only to the extent that such charges directly relate to Excel's ANIs and provided IXC promptly provides copies of invoices and other back-up received for such charges. If Excel claims an exemption, Excel will promptly provide to IXC evidence of such exemption. The above charges will be included on IXC's invoices to Excel from time to time, if appropriate. Such charges and fees described in this Section 6.3 may not be billed more than three (3) months after IXC is billed for such charges.

        7.     Failure of Performance.

               (a) Except as set forth in Section 8(b), the liability of IXC for damages for any mistake, omission, interruption, delay, error or defect in transmission (a "Failure of Performance") occurring in the furnishing of Services hereunder shall be limited to not charging Excel for any Services which IXC failed to provide; provided such Failure of Performance is not due to IXC's or its directors, employees, agents, officers, or affiliates' gross negligence or willful misconduct.

               (b) In the event of a Failure of Performance, IXC shall use commercially reasonable efforts to correct such failure as soon as reasonably practicable in accordance with Section 26 hereof and procedures agreed to by both parties.

               (c) Excel may terminate this Agreement without incurring any liability if (i) IXC fails to provide a transmission network as warranted in Section 10 below (whether or not caused by force majeure) or otherwise fails to comply with any provision of
               Section 10; (ii) IXC fails to deliver call detail records promptly on a daily basis Monday through Saturday, including all nationally recognized holidays, for the previous 24-hour period's traffic; or (iii) IXC fails to fulfill any of the obligations set forth on Exhibit F; provided, however, Excel must give IXC written notice of any such default and an opportunity to cure such default within forty-eight (48) hours of the notice. In the event IXC fails to cure any such default within the forty-eight
               (48) hour period on more than three (3) occasions within any twelve (12) month period, Excel may terminate this Agreement without incurring any liability or cancellation charge relating thereto and, in connection therewith, Excel's obligations under its Switched Services Take or Pay Commitment and its Private Line Take or Pay Commitment shall be terminated and of no further force or effect. "Cure", with respect to any default involving an action or response required within a certain timeframe, shall mean that, for a period of one week, starting within the forty-eight (48) hours' cure period, that IXC consistently makes such action or response during the required timeframe.

               (d) In the event that IXC loses its authority to provide long distance service in a particular jurisdiction, Excel may, without liability to IXC, move its Switched Services and/or Private Line Services to other carriers, and IXC shall pay all reasonable costs associated with such move including, but not limited to the following (i) the cost of moving Excel's Switched Services Traffic; (ii) any money owed, after such date that IXC loses authority, under any Lease Agreement; and (iii) such other reasonable costs. In such jurisdictions, Excel's Switched Services Take or Pay Commitment shall be reduced in an amount equal to the Switched Service charges paid by Excel to such third party for such service, and Excel's Private Line Take or Pay Commitment shall be reduced in an amount equal to the monthly recurring interexchange service charges paid by Excel to such third parties for such services for the term of such third party circuit leases. Further, IXC shall defend, indemnify, and hold harmless Excel from any losses, expenses, demands, and claims in connection with IXC's failure to provide Excel the Services described herein with proper authority.

                (e) Excel may cancel its Purchase Order and Circuit Lease Term for all Circuits that are subject to a Better Offer at any time without further liability hereunder to IXC or any third party lessor. In addition, Excel may terminate any Circuit upon 90 days' notice; provided that if termination occurs: (i) prior to the Activation Date, Excel shall reimburse IXC for all costs of the implementation of such Circuit; or (ii) on or after such date Excel shall pay: (A) all charges for Service previously rendered; and (B) the amount due through the end of the Circuit Lease Term under the applicable Purchase Order (IXC shall use best effort to re-lease such Circuit for such term, refunding to Excel the amount so collected, if any).

        8.     Limitation of Liability; Indemnification.

               (a) Subject to Sections 8(b) and 8(c) below, IXC's liability arising out of delays in restoration of the Services to be provided under this Agreement or out of mistakes, accidents, omissions, interruptions, or errors or defects in transmission in the provision of Services, shall be limited to the amounts collected by IXC for services hereunder. In the event of a proper cancellation or termination of this Agreement by Excel during any period in which Excel is not in default hereunder, Excel's liability shall be limited to the amounts due and unpaid under this Agreement as of the date of termination. EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND SUBJECT TO SECTIONS 8(b) AND 8(c) BELOW, IN NO EVENT SHALL IXC BE LIABLE TO EXCEL OR ITS CUSTOMERS OR ANY OTHER THIRD PARTY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, PUNITIVE, OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, ARISING OUT OF MISTAKES, ACCIDENTS, OMISSIONS, INTERRUPTIONS, ERRORS, OR DEFECTS IN TRANSMISSION, OR DELAYS, INCLUDING, BUT NOT LIMITED TO, THOSE WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OBLIGATIONS PURSUANT TO THIS AGREEMENT. EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND SUBJECT TO SECTIONS 8(b) AND 8(c) BELOW, IN NO EVENT SHALL EXCEL BE LIABLE TO IXC OR ANY THIRD PARTY FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL DAMAGES (OTHER THAN UNPAID AMOUNTS UNDER THIS AGREEMENT), OR FOR LOST PROFITS.

                (b) The limitation on liability set forth in Section 8(a) shall not apply (i) to the gross negligence of willful misconduct of any party; (ii) to any Losses for which Excel is entitled to indemnification under Section 8(c); or (iii) to any Failure of Performance resulting from a Year 2000 Failure. As used herein, a "Year 2000 Failure" shall mean any Failure of Performance resulting from the inability of any software or software applications used by IXC or any of its On-Net suppliers (whether owned or licensed) in connection with the provision of Services hereunder to contain source code that can appropriately interpret the upcoming calendar year "2000."

                (c) IXC shall indemnify, defend and hold harmless and the officers, directors, employees, agents, affiliates, successors and assigns of Excel, from and against any and all losses, liabilities, damages, actions, claims, costs and expenses (including reasonable attorneys' fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties) (collectively, "Losses") arising out of or resulting from any claim, demand, charge, action, cause of action or other proceeding of infringement of any intellectual property rights, including patent infringement claims, asserted by any third party against the indemnitee resulting from the access or use by Excel of Services hereunder, including the use of Circuits in accordance with this Agreement.

                (d) For purposes of this Section, the terms "IXC" and "Excel" shall be deemed to include, in each case, their shareholders, members, managers, officers, employees and affiliates (including ECI and Telco and their respective affiliates and subsidiaries in the case of Excel), and any person or entity assisting in its performance pursuant to this Agreement.

        9.     Suspension of Service; Termination of Agreement.

        In the event Excel: (i) breaches any material provision of this Agreement not involving payment and such breach is not cured within 30 days of notice thereof by IXC to Excel, or (ii) has a Material Payment Breach under Section 6.2 hereof; then IXC, upon notice to Excel, may at IXC's option and in addition to such other rights or remedies as IXC may, without any liability, have under this Agreement:

                (a) take any of the actions specified in Section 6.2, which may include suspension of Services to Excel until such time as such circumstance is corrected or termination of this Agreement (including after suspending Services); and

                (b) in the event IXC terminates this Agreement pursuant to
                Section 6.2, *

         Notwithstanding anything to the contrary contained herein, during the term of this Agreement and for one (1) year thereafter, IXC shall not knowingly and expressly waives any right to do any of the following, without the prior written consent of Excel: (i) directly contact any of Excel's end users to inform them that their long distance service will no longer be provided through Excel or otherwise contact any Excel end user to market any IXC service or product; (ii) bill and collect from Excel's end-users directly (or through its billing agents) for services provided by IXC to them; (iii) treat Excel's end-users as IXC customers for any purposes; or (iv) withhold delivery of CDRs, except in cases of the non payment of undisputed Usage Charges within the time periods provided under this Agreement.

         10.    Performance Standards; Warranty; Certification; Maintenance.

                (a) Performance Standards. IXC shall perform all of its obligations, and comply with all of the performance standards as set forth on Exhibit F attached hereto.

                (b) Fraud Standards. IXC's obligations concerning fraud monitoring are set forth in Exhibit F attached hereto. In addition, IXC agrees to seek forgiveness of payments to the extent possible from countries (such as Guyana and the Dominican Republic) where foreign telex companies have agreed to forego payments for disputed calls (in the event IXC does not reasonably seek such forgiveness, IXC agrees to be liable for such disputed calls).

                (c) Private Line Circuits. IXC hereby represents and warrants that each Circuit contains all of the functions and features contained in the specifications therefor and that each Circuit will perform in accordance with and comply with such specifications.

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                (d) Warranty. IXC will provide a long distance network with transmission quality and private line services consistent with Exhibit F. OTHER THAN AS SET FORTH IN THIS SECTION 10 AND IN EXHIBIT F, IXC MAKES NO OTHER WARRANTY TO EXCEL OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY IXC ARE HEREBY EXCLUDED AND DISCLAIMED.

                (e) System Maintenance. In the event IXC determines to interrupt Services for the performance of routine system maintenance, IXC will notify Excel at least five (5) business days prior to the interruption, and such notice shall include the scope and length of the maintenance and the times during which the maintenance will take place, and IXC shall conduct such maintenance during non-peak hours. No such interruption shall excuse IXC from performance hereunder and shall not constitute a force majeure event.

                (f) Maintenance and Trouble Reporting. IXC's fees for Excel maintenance support services are as follows:

        Maintenance services shall be defined as all work performed by IXC on equipment owned by Excel. Maintenance Service charges are not billed for troubles found within that portion of a circuit provided by IXC. The following billing rates apply for these services:

        A. * per hour (4 hour minimum-if dispatch is required) Monday through Friday during the business hours of 8:00 a.m. - 5:00 p.m. local time, exclusive of the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day after Thanksgiving and Christmas Day.

        B. * per hour (4 hour minimum) for overtime work done after business hours (defined above) and/or on holidays (defined above) and/or all day on Saturdays and Sundays.

        C. As requests for maintenance services are typically made via telephone, IXC must be advised in writing as to the person(s) who are authorized to request service. It is Excel's responsibility to keep IXC apprised of any changes to its list of representative(s).

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

        D. To request technical assistance and help under the maintenance services, a call must be made to IXC's Network Control Center at (800) 426-1488. This number should be used for IXC technical assistance, troubleshooting or testing of circuits, not for service impairment or outages. The person calling in must be on the authorized list in order to commit for charges for this technical assistance. If that person is not on the list, the request cannot be accommodated.

        The Network Control Center personnel will take the call, record the caller's name and phone number along with facts concerning the assistance and support needed. The caller will then be given the number of the "Assistance Ticket." Upon completion of work, this "Assistance Ticket" will be given to IXC's Accounting Department, and Excel will subsequently be billed based upon the information on that ticket. A copy will be attached to the invoice.

        Except for emergencies, IXC's technicians cannot be dispatched unless requests are made in accordance with the above call-out procedure. IXC hereby represents and warrants that it will perform all services under this Section 10 in a good and workman-like manner and in accordance with the applicable performance standards set forth on Exhibit F.

         11. Notices. Each notice, consent, approval, request, claim, demand, direction or other communication (each, a "notice") relating to this Agreement shall be in writing and shall be: (i) given in person; (ii) sent by registered or certified mail (return receipt requested) or courier; or(iii) transmitted by facsimile machine, with a copy of such transmission delivered by one of the foregoing methods. Each properly given notice shall be deemed to have been given as of the earlier of
         (i) delivery, (ii) four days after the date of mailing, or (iii) the date of facsimile transmission (receipt of which is orally confirmed or which date is indicated by the facsimile machine of any party). Notices not given in person shall be made to the following persons at the following addresses and facsimile telephone numbers (which may be changed only by properly given notice):

         If to IXC:          IXC Communications, Inc.
                             1122 Capitol of Texas Hwy. South
                             Austin, Texas 78746
                             Attention: Contract  Administration

         with a copy to:     IXC Communications, Inc.
                             1122 Capitol of Texas Hwy. South
                             Austin, Texas 78746
                             Attention:  General Counsel

         If to Excel:        Excel Telecommunications, Inc.

                             8750 N. Central Expressway, Suite 2000
                             Dallas, Texas 75231
                             Attention:  Kenny A. Troutt

         with a copy to:     J. Christopher Dance, Esq.
                             Excel Telecommunications, Inc.
                             8750 N. Central Expressway, Suite 2000
                             Dallas, Texas 75231

         12. Subject to Laws. This Agreement is subject to all applicable federal, estate and local laws, and regulations, rulings and orders of governmental agencies, including, but not limited to, the Telecommunications Act of 1996, the Communications Act of 1934, as amended, the Rules and Regulations of the Federal Communications Commission ("FCC") and state public utility or service commissions ("PSC"), tariffs and the obtaining and continuance of any required certification, permit, license, approval or authorization of the FCC and PSC or any governmental body.

         13. Assignment. Neither party shall assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld or delayed, except that each party shall be entitled to assign the Agreement to its Affiliates and to create a security interest in this Agreement in favor of its lenders. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. In the event of an assignment hereof by a party, such party shall remain directly and primarily liable for the performance or its obligations hereunder and the other party may enforce the provisions hereof against such party without demand upon or proceeding in any way against any other person. For purposes of this Agreement, "assignment" shall include, without limitation, any sales or other transfers involving in the aggregate over fifty percent (50%) of the assets (including without limitation, ANIs, customer lists and relationships) or business of such entity, and, in the case of such an assignment, the assigning party shall ensure that the recipients of any such assets or business, assume, jointly and severally, the obligations of the assigning party hereunder.

         14. Arbitration. The parties agree that in the event a dispute shall rise between the parties as to their respective rights, duties and obligations under this Agreement, such disputes shall be exclusively resolved by binding arbitration under the Rules of the American Arbitration Association with arbitration to be held at Dallas, Texas. The arbitrator shall be given all rights and may award, in addition to declaratory relief, damages as provided for herein and shall award attorney fees and costs to the prevailing party inclusive of activities in the enforcement and appeal of the award. This provision shall not prohibit either party from seeking permanent or preliminary injunctive, relief in any court of competent jurisdiction. The award of the arbitrator may be enforced in any court of competent jurisdiction. Excel may, at its option, continue to accept what it considers to be below-standard service and pay the charges hereunder relating thereto during such pendency of such arbitration, without prejudice thereto.

        15. Governing Law. This Agreement shall be interpreted and enforced in accordance with, and its validity and performance shall be governed by, the laws of the State of Texas without regard to its principles of choice of law.

        16. Severability. The provisions of this Agreement shall be interpreted, if possible, so as to be valid, legal, and enforceable. The provisions of this Agreement are intended to be severable. In the event any provision contained herein is to be invalid, illegal, or unenforceable in any jurisdiction: (i) such provision shall, as to such jurisdiction, be ineffective to the extent so invalid, illegal, or unenforceable without affecting the validity, legality, or enforceability thereof in any other jurisdiction or the remaining provisions of this Agreement, which shall remain in force and effect; and (ii) to the extent legally permissible, a valid, legal, and enforceable provision which reflects the original intent and economic interest of the parties shall be substituted for such invalid, illegal, or unenforceable provision.

        17. Cumulative Rights and Remedies. Except as otherwise set forth herein, the assertion by a party of any right or the obtaining of any remedy hereunder shall not preclude such party from asserting or obtaining any other right or remedy, at law or in equity, hereunder, or under any other agreement or instrument, or otherwise.

        18. Waiver. The delay or failure of either party to enforce or insist upon compliance with any of the terms or conditions of this Agreement or to exercise any remedy provided herein, the waiver of any term or condition of this Agreement, or the granting of an extension of time for performance shall not constitute the permanent waiver of any term, condition or remedy or under this Agreement, and this Agreement and each of its provisions shall remain at all times in full force and effect until modified as provided herein.

        19. Facsimile Delivery. This Agreement may be delivered by facsimile transmission of an executed counterpart signature nature page hereof, and after attachment of such transmitted signature page, to a copy of this Agreement, such copy shall have the same effect and evidentiary value as copies delivered with original signatures. Any party delivering this Agreement by facsimile transmission shall deliver to the other party, as soon as practicable after such delivery, an original executed counterpart signature page of this Agreement.

        20. Amendment. Except as otherwise provided in this Agreement, any amendment to this Agreement must be in writing and signed by both parties.

        21. Termination of Prior Agreements. Each of the Original Agreement, the Telco Service Agreement and the Preferred Vendor Status Agreement is hereby terminated and, from and after the date hereof, none of the provisions thereof (including any provisions under the Original Agreement or the Telco Service Agreement relating to minimum commitments or any provisions under the Preferred Vendor Status Agreement relating to rights of first refusal and IXC's status as a preferred vendor) shall have any further force or effect. Without limiting the foregoing, IXC hereby acknowledges that, as of the date hereof, Excel was not in breach of or in default under the Original Agreement or the Preferred Vendor Status Agreement and Telco was not in breach of or in default under the Telco Service Agreement (or, if there was any such breach or default, IXC hereby waives it) and IXC was not entitled to any amounts or payments thereunder. In addition, Excel hereby acknowledges that, as of the date hereof, IXC was not in breach of or in default under the Original Agreement, the Preferred Vendor Status Agreement or the Telco Service Agreement (or, if there was any such breach or default, Excel hereby waives it) and Excel was not entitled to any amounts or payments thereunder; other than the payment of * Dollars, which payment IXC shall pay to Excel within ten (10) days of the Effective Date and which payment shall settle prior disputes between the parties.

        22. Final Agreement. This Agreement and the other agreements entered into by the parties as of the date, hereof sets forth the entire understanding of the parties with respect to the subject matter hereof and supersede any and all prior agreements, arrangements or understandings related thereto, including without limitation the Original Agreement, the Telco Service Agreement and the Preferred Vendor Status Agreement, and no representation, promise, inducement or statement of intention has been made by or on behalf of IXC which is not embodied in such agreement

        23. Effect of Termination. Upon the expiration or termination of this Agreement and except as specifically set forth herein, this Agreement shall no longer have any force or effect and neither party shall have any further obligation hereunder. No such expiration or termination shall affect, however, any then-existing claim, right, remedy, obligation or defense of any party with respect to (i) any payment to be made hereunder or (ii) any breach of any obligation hereunder.

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

         24.    Confidential Information.

                (a) Treatment of Information. Each party acknowledges that all Confidential Information (as such term is defined below) of the other party is a trade secret of the other party. All Confidential Information of any party remains its exclusive property. Each party: (i) shall not reproduce or use any Confidential Information of the other party or its affiliates, however acquired and whether acquired before, during or after the term of this Agreement, except to the extent reasonably required for the performance hereof; and (ii) except as set forth herein, shall not disclose, or allow the disclosure of, any such Confidential Information to any person (including its own personnel and affiliates) without the written consent of such other party, except (i) to employees and directors of such party as necessary for the performance of its obligations hereunder; (ii) to third parties rendering professional accounting, financial, consulting, or legal services to such party; (iii) to third parties providing financing, insurance or brokerage services to such party; or (iv) to potential purchasers of such party.

        "Confidential Information" shall mean, with respect to a party, all of the following, whether oral or written: the terms of this Agreement, all business and financial reports, statements, and other information, cost data, customer names and numbers, customer calling patterns and calling volumes, customer lists, data, designs, design specifications, developments, documentation, "know-how" experience, information concerning customers, contracts, operations, sales, personnel, products or suppliers, knowledge, marketing information, methods, models, plans, policies, practices, price data, procedures, processes, products, programs, research, software, specifications, strategies, supplier lists, technical information, test data, trade secrets, owned by, generated by, or disclosed by, such party or of any affiliate of such party and any other information normally understood to be or designated as confidential or proprietary by such party, including any of Excel's electronically transmitted information to or through IXC's network whether or not marked as "CONFIDENTIAL" or otherwise so identified, except to the extent publicly known other than by breach hereof, in the public domain, obtained from any person not in breach of any obligation to such party, or independently developed by the other party. All analyses, compilations, studies or other documents prepared by a party using Confidential Information of the other party shall also be deemed to be Confidential Information of such other party. Each party shall use, in maintaining the confidentiality of the Confidential Information of the other party, at least the same degree of care it uses, or, if greater, that a prudent person would use, in maintaining the confidentiality of its own information of a similar nature. Notwithstanding anything to the contrary contained herein, IXC shall not disclose Confidential Information to any of its affiliates or departments that market long distance, local telecommunications services, internet, paging, cellular, or other telecommunications products to the end user.

                (b) Required Disclosure. Notwithstanding the foregoing, however, any party may make Confidential Information of the other party available (i) on a confidential basis to its lenders and (ii) as required by law, judicial order or federal or state securities disclosure rules. To the extent any party is required to disclose Confidential Information by any court or governmental agency, such party shall, if permitted by applicable law, promptly inform the other party of such requirement with sufficient time to allow the other party to seek a protective order restraining such disclosure, and if reasonably requested to do so, shall cooperate with such other party (at the expense of such other party) to obtain such protective order.

                (c) Obligations Upon Termination . Upon the termination of this Agreement and at the request of any party, the other party to whom such Confidential Information has been disclosed shall promptly return all materials relating to, based on, or incorporating the Confidential Information of such party or, with such party's written consent, promptly destroy such materials; provided, however, that one copy may be retained by the legal counsel of such other party. The obligations of each party hereunder relating to Confidential Information shall survive the termination of this Agreement for a period of five years.

                (d) Equitable Remedies. In the event any party falls to perform any obligation hereunder relating to Confidential Information, the other party will suffer irreparable harm give to reasons and will not have an adequate remedy at law for monetary damages. Accordingly, in addition to any other remedy available at law or in equity, such other party shall be entitled to injunctions (or other appropriate equitable remedies) to prevent a breach of this Agreement and to obtain specific enforcement of the performance of such obligation, without the posting of a bond or other security.

Neither party shall in any manner advertise or publish or release for publication any statement mentioning the other party or the fact that the other party has furnished or contracted to furnish goods and services hereunder or quote the option of any employees of such other party, unless written consent of such other party shall first be obtained or unless required by law.

        Notwithstanding the foregoing, the existence and terms of this Agreement may be disclosed, but only on a confidential basis, by either party to investors or potential investors in securities of either party and/or in any filing with the Securities and Exchange Commission and/or filed as an exhibit thereto, so long as the other party is given fourteen (14) days' notice thereof and an opportunity to comment prior to ruling.

        25. Insurance. Throughout the term of this Agreement and any extension thereof, each party shall maintain, and, upon written request, shall provide to the other proof of adequate liability insurance:

               (a) Worker's compensation insurance up to the amount of the statutory limit in the state or states where work is to be performed;

               (b) Employer's liability insurance with a limit of not less than $200,000 per claim with an all-states endorsement;

               (c) Comprehensive general liability insurance with a limit of not less than $1,000,000 per occurrence for bodily injury liability and property damage liability, including coverage extensions, for blanket contractual liability, personal injury liability and products and completed operations liability.

               (d) Comprehensive Auto Liability insurance with a limit of not less than $1,000,000 per accident for Bodily Injury Liability and Property Damage Liability arising out of the ownership, maintenance, or use of any vehicle in the performance of this Agreement.

        26. Force Majeure. Neither party shall be liable for any failure of performance hereunder (except for obligations to make payments) due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, cable cut, storm or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more, of said governments, or of any civil or military authority; national emergencies; insurrections; riots; wars; or strikes, lock outs, work stoppages or other labor difficulties; provided that (a) the party that is unable to perform shall immediately begin using all commercially reasonable efforts to recommence performance; (b) excused performance under this section shall not exceed a reasonable time period; and (c) the inability to perform by reason of a Year 2000 Failure shall not excuse performance hereunder.

        27. Taxes. The amounts payable by Excel under this Agreement do not include any federal, state or local sales, use or utility taxes. Within 10 business days after the first provision of Service hereunder, Excel must furnish to IXC, and keep current during the term of this Agreement, valid and appropriate tax exemption certificates for all applicable jurisdictions (federal, state and local) in which it performs customer billing. Excel is responsible for properly taxing its customers and for the proper and timely reporting and payment of applicable taxes to the taxing authorities. If Excel fails to provide and maintain the required certificates, IXC may charge Excel and Excel shall pay such applicable taxes.

        28. No Personal Liability. Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation (or limited liability company), and any liability relating thereto shall be enforceable only against the assets of such party. No party shall seek to pierce the corporate or limited liability company veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer or director or manager of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this section and shall be entitled to enforce the obligations of this section.

        29. Further Documents. Each party shall execute and deliver all other documents necessary to fully perform its obligations hereunder.

        30. Battle of the Forms. Unless otherwise expressly agreed to in writing, in the event of a conflict between this Agreement and any purchase order or other document forming part of any order placed hereunder, the terms and conditions hereof shall govern.

        31. Counterparts. This Agreement may be executed in more than one counterpart with the same effect as if all executing parties had executed the same document. Each such counterpart shall be deemed an original and such counterparts, taken together, shall constitute one and the same document.

        32. Authority. Each individual executing below on behalf of a party hereby personally represents and warrants to the other party that such individual is duly authorized to so execute, and to deliver, this Agreement.

        33. General Construction. The text of this Agreement shall not be construed for or against any particular party. In particular, because each party has reviewed and had the opportunity to bargain to revise this Agreement, no inference in favor of, or against, any party shall be drawn from the fact that such party has drafted any portion hereof. Titles of sections contained herein are included for convenience of reference only and are not intended to affect the meaning of the text thereof.

        34. Business Relationship. This Agreement shall not create any agency, employment, joint venture, partnership, representation, or fiduciary relationship between the parties. Neither party shall have the authority to, nor shall any party attempt to, create any obligation on behalf of the other party.

        35. Fees and Expenses. Neither party shall be responsible for the payment of claims for (i) any fees or commissions of any broker, finder, consultant, intermediary or commission agent relating to this Agreement or the subject matter hereof incurred by the other party or (ii) any legal or other fees incurred by the other party incidental to the preparation, execution and delivery of this Agreement.

        36.    Certain Additional Provisions.

               (a) CDR/Electronic Exchange. IXC will offer electronic transmission of CDRs as set forth in Exhibit C.

               (b) Operator Services. "Operator Services" are calls made via 00, 0- or 0+ dialing sequences that require the assistance of an operator to complete, such as but not limited to, collect calls and bill-to-third-number calls. Operator Services specifically exclude calling card operator assistance calls which are deemed to be part of the calling card Services. "500/700/900 network calls" are those calls made to various information providers utilizing telephone numbers with 500, 700 or 900 dialing sequences. Operator Services and 500/700/900 network calls are not included in the Services, but may be made available to subscribers via the IXC Network. If Operator Services or 500/700/900 network calls utilized by subscribers, any revenues collected for Operator Services and 500/700/900 calls are retained solely by IXC. IXC may revise its rates for Operator Services and 500/700/900 calls at any time.

               (c) RespOrg and Customer 800 Numbers. For purposes of this Agreement "RespOrg" shall mean the responsible organization (as defined in the telecommunications industry's general rules with respect to 800 number portability) for managing and administering account records in the 800 Service Management System Database. Excel shall act as its own RespOrg with respect to Services hereunder. All 800 telephone numbers and their successors ordered onto the IXC Network by Excel for which Excel is the RespOrg art referred to as Excel 800 Numbers.

               (d) Order Processing Procedures. IXC will utilize the order processing procedures set forth in Exhibit F.

                (e) SS-7 Network Availability. IXC's Network will be configured to complete Excel's calls using a common channel Signaling System 7 network. Utilizing this network shall provide Calling Party Number (CPN) caller ID/ANI information, where and if available.

                (f) Service Blockage. IXC's obligations concerning blockage of Service are set forth in Exhibit F.

                (g) Certification. IXC hereby represents and warrants that IXC is licensed and certified by the proper regulatory agencies to provide interstate, intrastate and International long distance services, as contemplated herein, in every jurisdiction where required.

                (h) Billing Increments. IXC's billing increments are set forth in Exhibit A.

        37. Excel Certification. Excel hereby represents and warrants that it is certified to do business in all jurisdictions in which it conducts business and is in good standing in all such jurisdictions. Excel further represents and warrants that it is certified by the proper regulatory agencies to provide interstate, intrastate and international long distance services to end-users in those jurisdictions where such services are to be provided by Excel. Excel shall keep current during the term of this Agreement copies of its Certificates of Public Convenience and Necessity or similar documents certifying Excel's interstate, intrastate, or international operating authority in any local, state, or federal jurisdiction (collectively, "Service Compliance Certificates") and furnish copies thereof to IXC within thirty (30) days of written request by IXC; provided that IXC shall not be permitted to make such request more than once every 12-month period (provided further, Excel will use reasonable efforts to furnish such copies within fifteen (15) days; provided however that the failure to comply with this 15 day period shall in no way give rise to a breach of this Agreement nor shall it permit IXC to refuse or withhold Service in a particular jurisdiction). In the event Excel fails to provide such Service Compliance Certificates within such 30-day period, IXC shall provide Excel with written notice detailing such failure. If Excel has not provided such Service Compliance Certificates within thirty (30) days after receipt of such notice, IXC shall then have the right to refuse or withhold Service in any jurisdiction in which Excel's Service Compliance Certificate has not been furnished to IXC. Excel shall defend and indemnify IXC from any direct and actual losses, expenses, demands and claims in connection with Excel's failure to maintain such Service Compliance Certificates. Such indemnification shall include costs and expenses (including reasonable attorney's fees) incurred by IXC in settling, defending or appealing any claims or actions brought against it relating to Excel's failure to maintain such Service Compliance Certificates.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


IXC CARRIER, INC.                                 EXCEL
TELECOMMUNICATIONS, INC.


By: /s/ BEN SCOTT                                 By: /s/ KENNY A. TROUTT
   ---------------------------------                 -------------------------
   Name:  Ben Scott                                   Kenny A. Troutt
        ----------------------------                  Chief Executive Officer
   Title: Chief Executive Officer
         ---------------------------


IXC LONG DISTANCE, INC.


By: /s/ BEN SCOTT
   ---------------------------------
   Name:  Ben Scott
        ----------------------------
   Title: Chief Executive Officer
         ---------------------------


IXC BROADBAND SERVICES, INC.


By: /s/ BEN SCOTT
   ---------------------------------
   Name:  Ben Scott
        ----------------------------
   Title: Chief Executive Officer
         ---------------------------

                                   LIST OF EXHIBITS
                                   ----------------

               Exhibit A                    Switched Services (Xclusive); Usage
                                            Charges

               Exhibit B                    Switched Services (Xnet); Usage Charges

               Exhibit C                    Private Line Services; Usage Charges;
                                            On-Net Cities

               Exhibit D                    Private Line Purchase Order

               Exhibit E                    LATA List

               Exhibit F                    Performance Standards

               Exhibit G                    Software License Agreement

               Exhibit H                    HUB List

               Exhibit I                    Xnet Traffic Use

               Exhibit J                    Network Demand Certification

EXHIBIT A & B - XCLUSIVE & XNET SWITCHED SERVICE PRICING

CUSTOMER:  Excel Telecommunications, Inc.

          XCLUSIVE INTERSTATE PRICING (1+SWITCHED, 8XX SWITCHED & XPIN)

 MONTHLY VOLUME                    SWITCHED             DEDICATED
 --------------                    --------             ---------
Take or Pay Pricing                   *                     *

UNDER-UTILIZATION CHARGE. An under-utlization fee per DS-1 for both Xclusive & Xnet Services will be applied to the monthly invoice based on the following schedule:

Minutes Per Trunk*             Under-utilization Fee**
------------------             -----------------------
           0-19,999
           20,000-39,999
           40,000-59,999                 *
           60,000-79,999
           80,000-99,999
           100,000+

*The average is calculated over all trunks. Usage includes both Xclusive outbound and inbound Service.

**The penalty is applied on all trunks based on average minutes of uage per trunk.

A trunk is an equivalent T-1 based on 24 DS-0's.


XCLUSIVE INTERSTATE EXTENDED AREAS PRICING (DAY RATES 8 AM TO 5 PM
MONDAY-FRIDAY)*

                    1+ CALLS TO            1+ CALLS FROM         8XX CALLS TO               8XX CALLS FROM
               DEDICATED    SWITCHED         SWITCHED             SWITCHED              DEDICATED      SWITCHED
               ----------------------      -------------         ------------           -----------------------
Hawaii
Alaska
USVI/PR
Guam                                                         *
Northern
 Mariana Is.

NORTHERN MARIANA IS. INCLUDE ROTA, SAIPAIN & TINIAN.
*SUBJECT TO AVAILABILITY

           XCLUSIVE INTERSTATE EXTENDED AREAS PRICING (NON-DAY RATES)*

                     1+ CALLS TO          1+ CALLS FROM          8XX CALLS TO               8XX CALLS FROM
                DEDICATED    SWITCHED       SWITCHED               SWITCHED             DEDICATED      SWITCHED
                ----------------------    -------------          ------------           -----------------------
Hawaii
Alaska
USVI/PR
Guam                                                         *
Northern
 Mariana Is.

NORTHERN MARIANA IS. INCLUDE ROTA, SAIPAIN & TINIAN.
*SUBJECT TO AVAILABILITY

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

XCLUSIVE INTRASTATE PRICING (1+ SWITCHED, 8XX SWITCHED & XPIN) OUTBOUND &
INBOUND

STATE                SWITCHED     DEDICATED     CARD CALLS
-----                --------     ---------     ----------
Alabama
Arizona
Arkansas
Ca (Intrastate)
Ca (Intralata)
Colorado
Connecticut
Delaware
Florida
Georgia
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska                                        *
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming



DIRECTORY ASSISTANCE CALLS:  *

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                      XCLUSIVE & XNET INTERNATIONAL PRICING

Country                                     Code         Switched        Dedicated
-------                                     ----         --------        ---------
Afghanistan                                  93
Albania                                     355
Algeria                                     213
American Samoa                              684
Andorra                                     376
Angola                                      244
Anguilla                                    809
Antigua/Barbuda                             809
Argentina                                    54
Armenia                                     374
Aruba                                       297
Ascension Island                            247
Australia                                    61
Australian External Territories             672
Austria                                      43
Azerbaijan                                  994
Bahamas                                     809
Bahrain                                     973
Bangladesh                                  880
Barbados                                    809
Belarus                                     375
Belgium                                      32
Belize                                      501
Benin                                       229                    *
Bermuda                                     809
Bhutan                                      975
Bolivia                                     591
Bosnia and Herzegovina                      387
Botswana                                    267
Brazil                                       55
British Virgin Is.                          809
Brunei                                      673
Bulgaria                                    359
Burkina Faso                                226
Burundi                                     257
Cambodia                                    855
Cameroon                                    237
Cape Verde                                  238
Cayman Is                                   809
Central Africa                              236
Chad                                        235
Chile                                        56
China                                        86
Colombia                                     57
Comoros/Mayotte Is.                         269
Congo                                       242
Cook Is.                                    682
Costa Rica                                  506
Cote d'Ivoire                               225
Croatia                                     385


* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Cuba                                         53
Cyprus                                      357
Czech                                        42
Denmark                                      45
Diego Garcia                                246
Djibouti                                    253
Dominica                                    809
Dominican Rep.                              809
Ecuador                                     593
Egypt                                        20
El Salvador                                 503
Equatorial Guinea                           240
Eritrea                                     291
Estonia                                     372
Ethiopia                                    251
Faeroe Is.                                  298
Falklands Is.                               500
Fiji                                        679
Finland                                     358
France, Monaco                               33
French Antilles                             596
French Guiana                               594
French Polynesia                            689
Gabonese Republic                           241
Gambia                                      220                  *
Georgia                                     995
Germany                                      49
Ghana                                       233
Gibralter                                   350
Greece                                       30
Greenland                                   299
Grenada                                     809
Guadeloupe                                  590
Guantanamo                                  539
Guatemala                                   502
Guinea                                      224
Guinea-Bissau                               245
Guyana                                      592
Haiti                                       509
Honduras                                    504
Hongkong                                    852
Hungary                                      36
Iceland                                     354
India                                        91
Indonesia                                    62
Inmarsat - East Atlantic                    871
Inmarsat - Indian Ocean                     872
Inmarsat - Pacific Ocean                    873
Inmarsat - West Atlantic                    874
Iran                                         98
Iraq                                        964
Ireland                                     353
Israel                                      972
Italy, Vatican City                          39
Jamaica                                     809

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Country                                     Code         Switched        Dedicated
-------                                     ----         --------        ---------
Japan                                        81
Jordan                                      962
Kazakhstan                                  992
Kenya                                       254
Kiribati                                    686
Korea, South                                 82
Kuwait                                      965
Kyrgyzstan                                  996
Laos                                        856
Latvia                                      371
Lebanon                                     961
Lesotho                                     266
Liberia                                     231
Libya                                       218
Liechtenstein                                41
Lithuania                                   370                    *
Luxembourg                                  352
Macau                                       853
Macedonia                                   389
Madagascar                                  261
Malawi                                      265
Malaysia                                     60
Maldives                                    960
Mali                                        223
Malta                                       356
Marshall Is.                                692
Mauritania                                  222
Mauritius                                   230
Micronesia                                  691
Moldova                                     373
Mongolia                                    976
Montserrat                                  809
Morocco                                     212
Mozambique                                  258
Myanmar/Burma                                95
Namibia                                     264
Nauru                                       674
Nepal                                       977
Netherlands                                  31
Netherlands Antilles                        599
Nevis Island
New Caledonia                               687
New Zealand                                  64
Nicaragua                                   505
Niger                                       227
Nigeria                                     234
Niue Is                                     683
Norway                                       47
Oman                                        968
Pakistan                                     92
Palau                                       680
Panama                                      507
Papua New Guinea                            675
Paraguay                                    595
Peru                                         51

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Country                                     Code         Switched        Dedicated
-------                                     ----         --------        ---------

Philippines                                  63
Poland                                       48
Portugal                                    351
Qatar                                       974
Reunion Is.                                 262
Romania                                      40
Russia                                       7
Rwanda                                      250
San Marino                                  378
Sao Tome                                    239
Saudi Arabia                                966
Senegal                                     221
Seychelles Is.                              248
Sierra Leone                                232
Singapore                                    65
Slovenia                                    386                   *
Solomon Is.                                 677
Somalia                                     252
South Africa                                 27
Spain                                        34
Sri Lanka                                    94
St. Helena                                  290
St. Kitts and Nevis                         809
St. Lucia                                   809
St. Pierre and Miquelon                     508
St. Vincent and Grenadines                  809
Sudan                                       249
Suriname                                    597
Swaziland                                   268
Sweden                                       46
Switzerland                                  41
Syrian Arab Republic                        963
Taiwan                                      886
Tanzania                                    255
Thailand                                     66
Togo                                        228
Tonga Is.                                   676
Trinidad/Tobago                             809
Tunisia                                     216
Turkey                                       90
Turkmenistan                                993
Turks/Caicos                                809
Tuvalu                                      688
Uganda                                      256
Ukraine                                     380
United Arab Emirates                        971
United Kingdom                               44
Uruguay                                     598
Uzbekistan                                  998
Vanuatu                                     678
Venezuela                                    58
Viet Nam                                     84
Wallis & Futuna                             681
Western Samoa                               685
Yemen Arab Republic                         967


* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Country                                     Code         Switched        Dedicated
-------                                     ----         --------        ---------

Yugoslavia & Serbia                         381
Zaire                                       243                    *
Zambia                                      260
Zimbabwe                                    263

1. DEDICATED ACCESS RATES ARE FOR XNET INTERNATIONAL AND XCLUSIVE DEDICATED ACCESS SERVICES.

2. AUSTRALIAN EXTERNAL TERRITORIES INCLUDE: NORFOLK IS., CHRISTMAS IS. AND COCOS IS.

3. ALL INTERNATIONAL CALLS EXCLUDING CALLS TO MEXICO ARE BILLED IN 30 SECOND INITIAL, AND 6 SECOND ADDITIONAL INCREMENTS.

4.      ALL CALLS TO MEXICO ARE BILLED IN FULL MINUTE INCREMENTS.


         XCLUSIVE & XNET INTERNATIONAL - MEXICO RATES (CALLS TO MEXICO)

                      SWITCHED ACCESS                 DEDICATED ACCESS
                      PER MINUTE                      PER MINUTE
       BAND           RATES                           RATES
       ----           ----------------                ----------------
       1
       2
       3
       4
       5                                  *
       6
       7
       8

       CALLS TO MEXICO ARE BILLED IN WHOLE MINUTE INCREMENTS.

         XCLUSIVE & XNET INTERNATIONAL - CANADA RATES (CALLS TO CANADA)

                         SWITCHED ACCESS                                            DEDICATED ACCESS
                         ---------------                                            ----------------
                      INITIAL 30   ADDT'L                                        INITIAL 30    ADDT'L
                      SECONDS     6 SECONDS                                      SECONDS       6 SECONDS
                      ---------------------                                      -----------------------
                               *                                                            *

     XCLUSIVE & XNET INTERNATIONAL - 8XX CALLS FROM CANADA TO US 48 STATES*

                                  PEAK                                        OFF-PEAK
                                  ----                                        --------
                           INITIAL 30 ADDT'L                          INITIAL 30      ADDT'L
                       SECONDS            6 SECONDS                   SECONDS         6 SECONDS
                       ----------------------------                   -------------------------
To Switched Access                 *                                              *
To Dedicated Access                *                                              *

CANADIAN PEAK PERIOD IS 8 AM TO 5 PM MONDAY THROUGH FRIDAY.
OFF-PEAK IS ALL OTHER TIMES.

*XPIN CALLS FROM CANADA ARE RATED AT THE SAMES PRICES AS SWITCHED ACCESS INBOUND 8XX CALLS FROM CANADA.

              XCLUSIVE & XNET CARD SERVICES: CALLING & DEBIT CARDS

INTERSTATE CALLS                 DAY                  NON-DAY
----------------                 ---                  -------
Base Rates
 with 3 Year Term                            *

*for intrastate card rates, see intrastate rate schedules

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                                DAY                   NON-DAY
                                ---                   -------
Calls Originating in Canada                *

DAY = 8:00 A.M. TO 5:00 P.M. MONDAY THROUGH FRIDAY

Surcharges - per call:

       Domestic Termination
       Canada Termination or Origination
       Mexico Termination                              *
       Other International Termination

International Usage Charges, as contracted at the switched access international rates, apply to international calls in addition to the surcharges shown above.

ON-DEMAND FEATURE CHARGES (1):
       Audio Text                                     *       per Minute
       Message Store & Forward                        *       per Message
       Operator Assistance
                      Station to Station              *       per Message
                      Person to Person                  Not available

       Conference Calling (Charges applied to each participant)
                      Set-up Charge                     *
                      Day Rate/Minute                   *
                      Non-Day Rate/Minute               *
                      Int'l Rate/Minute                 Per Int'l Switched Rate

       There are no charges for Speed Dialing or Variable Credit Limits.

(1) On Demand features apply to calling card calls, not debit card calls.

                              BILLING INCREMENTS:

   Domestic*                                    6 seconds, then 6 seconds
   Domestic* to Canada                          30 seconds, then 6 seconds
   Domestic* to Mexico                          30 seconds, then 6 seconds
   Domestic* to Overseas                        30 seconds, then 6 seconds
   Extended Areas (Hawaii, Alaska,
   Puerto Rico, US Virgin Islands,
   Guam, Northern Mariana Islands)              6 seconds, then 6 seconds

*Domestic includes the 50 states (US).

         XCLUSIVE & XNET TOLL FREE SERVICE FROM MEXICO TO US 48 STATES*

MONTHLY VOLUME          ORIGINATING            SWITCHED ACCESS             DEDICATED ACCESS
OF TOLL FREE SVC.       BAND                   DAY        NIGHT             DAY      NIGHT
-----------------       -----------            ---        -----             ---      -----
$750,000+               1                             *                           *
                        2

*TOLL FREE SERVICE FROM MEXICO IS SUBJECT TO AVAILABILITY.
IXC RESERVES THE RIGHT TO ADJUST PRICING WITH FIFTEEN (15) DAYS WRITTEN NOTICE. DAY = 8 AM TO 5 PM MONDAY THROUGH FRIDAY FOR TOLL FREE SERVICE FROM MEXICO
BAND 1 IS THE SAME AS BANDS 1,2 AND 3 ON XNET TERMINATING PRODUCTS
BAND 2 IS THE SAME AS BANDS 4, 5 AND 6 ON XNET TERMINATING PRODUCTS

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

               XNET LEX INTERSTATE & INTRASTATE TERMINATION RATES

                                                         INTERSTATE USAGE               INTRASTATE USAGE
OPERATING COMPANY                 OCN NO.                RATE/MINUTE                       RATE/MINUTE
-----------------                 -------                -----------                       -----------
Ameritech, OH                      9321
Ameritech, MI                      9323
Ameritech, IN                      9325
Ameritech, WI                      9327
Ameritech, IL                      9329

Bell Atlantic, NJ                  9206
Bell Atlantic, PA                  9208
Bell Atlantic, DE                  9210
Bell Atlantic, DC                  9211
Bell Atlantic, MD                  9212
Bell Atlantic, VA                  9213
Bell Atlantic, WV                  9214

Bell South, FL                     9417
Bell South, GA                     9417
Bell South, NC                     9417
Bell South, SC                     9417                         *                                 *

South Central Bell, AL             9419
South Central Bell, KY             9419
South Central Bell, LA             9419
South Central Bell, MS             9419
South Central Bell, TN             9419

NYNEX, CT                          9102
NYNEX, MA                          9102
NYNEX, ME                          9102
NYNEX, NH                          9102
NYNEX, RI                          9102
NYNEX, VT                          9102
NYNEX, NY                          9104
NYNEX, NY Metro                    9104

PacTel, CA                         9740
PacTel, NV                         9742

Southwestern Bell, AR              9533
Southwestern Bell, KS              9533
Southwestern Bell, MO              9533
Southwestern Bell, OK              9533
Southwestern Bell, TX              9533

US West, IA                        9631
US West, MN                        9631
US West, ND                        9631
US West, NE                        9631

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                                                          INTERSTATE                       INTRASTATE
OPERATING COMPANY                 OCN NO.                 RATE/MINUTE                      RATE/MINUTE
-----------------                 -------                 -----------                      -----------
US West, SD                        9631
US West, AZ                        9636
US West, CO                        9636
US West, ID                        9636
US West, MT                        9636
US West, NM                        9636
US West, UT                        9636
US West, WY                        9636
US West, OR                        9638
US West, WA                        9638

SNET                               9147

Cincinnati Bell                    9348

GTE, AK                            3009
GTE, AL                            4331
GTESW, AR                          4341                        *                                    *
GTE, CA                            2319
GTE, CA
GTE, FL                            0328
GTE, HI                            3100
GTEN, IA                           4311
GTENW, ID                          4321
GTE, IL                            1015
GTE, IN                            0779
GTE, IN                            0772
GTE, KY                            0407
GTE, MI                            0695
GTEN, MN                           4312
GTE, MO                            1922
GTEN, MO                           4313
GTE, NC                            0509
GTES, NC                           4334
GTEN, NE                           4314
GTESW, NM                          4342
GTE, OH                            0615
GTESW, OK                          4343
GTENW, OR                          4323
GTE, PA                            0169
GTES, SC                           4335
GTE, TX                            2154
GTESW, TX                          4344
GTE, VA                            0233
GTES, VA                           4337
GTENW, WA                          4324
GTE, WI                            0886

United, FL                         0341
United, IL                         9329
United, IN                         0832
United, KS                         1842
United, MN                         1456
United, MO                         1957

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                                                          INTERSTATE                       INTRASTATE
OPERATING COMPANY                 OCN NO.                 RATE/MINUTE                      RATE/MINUTE
-----------------                 -------                 -----------                      -----------
United, NC                         0470
United, NE                         1595
United, NJ                         0138
United, NV                         1842
United, OH                         0661
United, OR                         2400                        *                                 *
United, PA                         0209
United, SC                         0506
United, TN                         0581
United, TX                         2084
United, VA                         0567
United, WA                         2400

Other Independents

NECA

                           XNET LEX INTERSTATE PRICING

        MONTHLY VOLUME          8XX ORIGINATIONS
        --------------          ----------------
Term:  3 Years
           $500,001+
            Top LATA's                *
            Standard                  *
            NECA                      *


* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                            ANCILLARY SERVICE CHARGES

SERVICE               EXPLANATION                                                           APPLIED                 CHARGE
-------               -----------                                                           -------                 ------
IN THE EVENT OF A DISCREPANCY BETWEEN ANCILLARY SERVICE CHARGES LISTED BELOW AND
THOSE OF THE EXISTING EXCEL/IXC AGREEMENT, THOSE ANCILLARY SERVICE CHARGES
OUTLINED IN THE EXISTING EXCEL AGREEMENT SHALL BE APPLICABLE.

ANI Administration    Per ANI loaded into our switches.  Required when an ANI has           Monthly                 */ANI
(1)                   international blocking, account codes, or other switched-based features.

IC Pay                IC Pay is a 1+ switched access option allowing the Reseller to        Monthly                  * per IC Pay'
                      designate that a WTN PIC order not result in a PIC charge from                                 PIC
                      the LEC to the end-user.

Account Codes         Install fee per BTN/ANI verified account code table.                  Non-recurring            */table
                      Monthly fee per BTN/ANI vertified account code table.                 Monthly                  */table

8XX Service           Administrative Charge for each 8XX number                             Monthly                  * per 8XX#
                      8XX number reservation - one time charge per number reserved          Non-recurring            */8XX#
                      Monthly fee for each 8XX number listed at the (800)555-1212           Monthly                  */listing
                      Installation charge for signaling and trunking required for ANI       Non-recurring            */trunk
                      delivery on 8XX calls.
                      Installation charge for direct termination overflow.                  Non-recurring            */DTO trunk
                      Charged for each change to direct termination overflow routing.       Per change               */DTO trunk
                      Installation charge for dialed number identification service (DNIS)   Non-recurring            */trunk
                      Charged for each change to DNIS                                       Per change               */trunk

XPIN Service          Install fee per Xpin 8XX number.                                      Non-recurring            * per 8XX#
                      Monthly fee per Xpin 8XX number.                                      Monthly                  * per 8XX#

CDR Delivery (2)      Monthly charge for CDR via On-Line by dial-up access.                 Monthly                  *
                      Monthly charge for CDR via On-Line by direct line access.             Monthly                  *
                      Monthly charge for CDR via Tape or Diskette.                          Monthly                  *
                      CDR Daily (for Xnet)                                                  Monthly                  * per CDR

Transport for         Installation charges for transport service - includes
Interconnection       all telco charges                                                     Non-recurring           Pass-through
                      Monthly charges for transport service - includes all telco charges    Monthly                 Pass-through
                      Monthly Minimum Usage per DS-1                                        Monthly                 See 6.C./MSA

Local Loops           Installation charges for dedicated trunk, includes all telco charges  Non-recurring           Pass-through
                      Monthly charges for dedicated trunk, includes all telco charges       Monthly                 Pass-through
                      Installation charges for Echo Cancellers (when required)              Non-recurring           *
                      Monthly charges for Echo Cancellers (when required)                   Monthly                 *
                      Order processing fee - to accompany each order for local loop         Non-recurring           *
                      or special access order.

Reseller ID Setup (3) Set-up charge per Reseller I.D.                                       Non-recurring           *
                      Maintenance charge per Reseller I.D.                                  Monthly                 *
                      Changes to Reseller I.D. Profile.                                     Per change              *

700 Branding (4)      Set-up charge per Custom 700 Branding Message.                        Non-recurring           * per network

Calling Card          Set-up charge for the Calling Card Custom Printing Option             Non-recurring           * per set-up
Print Option          Printing charge (includes shipping)                                   Per Card Printed        *

Debit Card Service    Retail Rate Table set-up - no charge for the 1st 3 tables             Per table, after 1st 3  *
                      Language set-up fee, applies to up to 2 addt'l languages              Per Additional
                      The 1st is free.                                                       Language               *
                      Custom Recordings for scripts.                                        Per Incident            Pass-through


* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Mexico Toll Free      Installation                                                          Per Switched #          *
Service               Installation                                                          Per Dedicated #         *
                      Monthly Recurring                                                     Per Switched #          *
                      Monthly Recurring                                                     Per Dedicated #         *
                      Minimum Monthly Usage                                                 Per Switched #          *
                      Minimum Monthly Usage                                                 Per Dedicated #         *

Directory Assistance                                                                        Per call                *

(1)     ANI Administration Charges are waived for Xclusive Services.

(2)     CDR delivery charges are waived for Xclusive Services.

(3) Reseller ID set-up charges are waived for the 1st 3 reseller profiles. Check w/your Account Manager or Account Executive for details. An example of a change to the Reseller I.D. profile is a change of address.

(4) First 700 Branding set-up is at no charge. These charges apply to custom branding after the 1st 700 number.

Notes:

A.      All monthly fees are pro-rated. All others are not.

B.      No charges are eligible for volume or term discounts.

C. Ancillary charges are applied at the time of initial account set-up. Charges for changes are applied when changes occur.

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C - PRIVATE LINE PRICING

SERVICE TYPE                                       RATE/DS-0 V&H MILE
        ON-NET SERVICE:
           DS-1                                            *

           DS-3                                            *

           Minimum Circuit Charges:      DS-1              *
                                         DS-3              *

        OFF-NET SERVICE:

           Las Vegas DS-3 Service                          *

Service is for a twelve (12) month minimum term.


NOTES:

1. ALL PRIVATE LINE SERVICE TO CITIES NOT LISTED ON EXHIBIT C WILL BE PRICED AT IXC'S ACTUAL COST PLUS *.

2. IXC, UPON REQUEST FROM EXCEL, SHALL PROVIDE AN OFFICER'S CERTIFICATE NO MORE THAN ONCE PER YEAR CERTIFYING IXC'S ACTUAL COST FOR OFF-NET SERVICES.

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C - ON-NET CITY LISTING

LOCATION                 LATA       ADDRESS /(NPA)NXX
--------                 ----     ------------------------------
Abilene, TX              550      1049 N. Third, #500,
                                  (915)675
Akron, OH                325      1 Cascade Plaza, Suite 1950,
                                  Main & Bowery, (216)535
Albuquerque, NM          664      200 Lomas Blvd., N.W.,
                                  13th Floor, (505)247
Amarillo, TX             546      Amarillo Petroleum Bldg.,
                                  203 W. 8th, Suite 607/608
                                  (806)373
Ann Arbor, MI            346      1615 Plymouth Rd, (313)994
Austin, TX               558      621 Pleasant Valley Road
                                  (512)389
Bakersfield, CA          734      1430 Truxton Ave., Suite 730
                                  (805)327
Baltimore, MD            238      1220 S. Howard      (301)752
Battle Creek, MI         348      175 Main Street     (616)962
Bay City, MI             344      100 E. Hart         (517)667
Chicago, IL              358      Prudential Bldg., Suite 4001
                                  130 E. Randolph,    (312)861
Cincinnati, OH           922      2300 Carew Tower, #4701
                                  441 Vine Street,  (513)651
Cleveland, OH            320      R.F. Keith Bldg., Suite 2117
                                  1621 Euclid Ave., (216)771
Columbus, OH             324      Borden Bldg., Leval 2B
                                  180 E. Broad St., (614)469
Colorado Springs, CO     658      102 S. Tejon, # 780, (719)471
Corpus Christi, TX       564      606 N. Carancahua, Suite 816
                                  (512)882
Dallas, TX               552      2223 Houston Street, (214)969
Dallas, TX               552      Tower of the Americas, #380
                                  2323 Bryan,  (214)954
Dayton, OH               328      1 Nat'l Bank Bldg., Ste. 2220
                                  130 W. Second, (513)461
Denver, CO               656      Bell Building, 931 14th Street,
                                  Suite 622, (303)572
Detroit, MI              340      1860 Gratio Avenue, (313)259
Detroit, MI              340      Book Bldg., Suite 2609
                                  1249 Washington  (313)961
El Paso, TX              540      El Paso Natl Bank Bldg.
                                  201 E. Main, #1702, (915)533
Flint, MI                340      2001 S. Grand Traverse
                                  (313)767
Fresno Term, CA          728      Guarantee Savings, #1201
                                  B1171 Fulton Mall, (209)268
Fresno, CA               728      4605 E. Vine, (209)486
Ft. Worth, TX            552      WT Waggoner Bldg.,
                                  810 Houston,
                                  Suite 1705, (817)870
Grand Rapids, MI         348      209 Graham, S.W., (616)235
Harlingen, TX            568      513 E. Jackson, Matz Bldg.,
                                  (210)425
Houston, TX              560      293 N. Main Street, (713)224
Indianapolis, IN         336      Merchants Bank Bldg.,
                                  11 S. Meridian, #1798/1799
                                  (317)637
Jackson, MI              346      170 W. North Street,
                                  (517)783
Kalamazoo, MI            348      303 Mill Street, (616)385
Kansas City, MO          524      Bank of Kansas City, # 1704
                                  1125 Grand Ave., (816)283
Lansing, MI              346      230 South Street, (517)482
Los Angeles, CA          730      One Wilshire, 624 S. Grand
                                  Suite 1615, (213)689
Lubbock, TX              544      1220 Broadway, Ste. 1901,
                                  (806)762

McAllen, TX              568      200 S. 10th Street, Ste. 704,
                                  (210)687
Midland, MI              344      1000 Jefferson, (517)631
Midland, TX              542      KMID-TV Studio, LaForce
                                  Blvd @ Air Terminal(915)561
New York, NY             132      60 Hudson St., Ste. 206
                                  (212)285
Newark, NJ               224      744 Broad Street, 3rd Floor
                                  (201)824
Oklahoma City, OK        536      Liberty Tower, Suite 3020,
                                  100 N. Broadway, (405)232
Philadelphia, PA         228      2401 Locust St., 2nd Floor
                                  (215)564
Phoenix, AZ              666      2600 N. Central, Suite 1702
                                  Phelps-Dodge Twr, (602)279
Pittsburgh, PA           234      Oliver Bldg., 535 Smithfield
                                  Suite 2650, (412)281
Pontiac, MI              344      324 S. Saginaw, (313)338
Royal Oak, MI                     3100 W. 14 Mile Road
                                  (313)435
Saginaw, MI              344      315 Meredith, (517)771
San Angelo, TX           961      36 E. Twohig, 15th Floor
                                  (915)653
San Antonio, TX          566      660 S. Santa Rosa, (210)225
San Francisco, CA        722      Metropolitan Life Bldg.
                                  Suite 3800C
                                  425 Market St., (415)543
Southbend, IN            332      211 West Washington St.
                                  19th Floor, (219)233
St. Louis, MO            520      900 Walnut, Suite 220
                                  (314)231
Sunnyvale, CA            722      111 Uranium, (408)739
Toledo, OH               326      319 Madison Ave., Suite 2901
                                  (419)242
Tucson, AZ               668      Arizona Bank Bldg., #1610
                                  33 N. Stone, (520)792
Tulsa, OK                538      3500 S. 26th West Ave.
                                  (918)584
Waco, TX                 556      100 S. 26th Street, (817)750
Washington, D.C.         236      1828 L Street, N.W., #260
                                  (202)833


SECTION 2.  UNIFORM SALES & USE TAX CERTIFICATION FORM

Issued to:  IXC, 5000 Plaza on the Lake, Suite 200, Austin, Texas  78746

Certify that: Excel Telecommunications, Inc., ______________________________ is registered and/or identified with the below listed cities and/or states within which your firm would deliver purchases to us and that any such purchases are for wholesale, resale, ingredients or components of a new product to be resold, leased, rented or used in the normal course of our business. We are in the business of wholesaling, retailing, manufacturing, leasing, renting or providing non-taxable services or products.

Check applicable box:  (___)  Single Purchase Certificate
(____)  Blanket Certificate

Is engaged as a registered (where applicable):  (____) Wholesaler
(____) Lessor    (____) Retailer    (____) Manufacturer
(____) Exempt Organization Use    (____) Other (Specify) __________________

Product or service rendered by Customer: _______________________________________

STATE                REGISTRATION OR I.D. NO.                           STATE                    REGISTRATION OR I.D. NO.

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

-------------        ------------------------                           ---------------          -------------------------

I further certify that if any property so purchased tax free is used or consumed by the firm as to make it subject to a sales or use tax we will pay the tax due direct to the proper taxing authority when state law so provides or inform the seller for added tax billing. This certificate shallbe part of each order which we may hereafter give to you, unless otherwise specified, and shall be valid until cancelled by us in writing or revoked by the city or state.

Exemption Claimed:  (___) Resale    (___) Federal Government
(___) Exempt Organization    (___) State & Local Government
(___) Direct Payment Permit    (___) Other (Specify)____________________________

I swear and affirm that the information on this form is true and correct as to every material matter.



--------------------------------------------------------------------------------
Signature                          Title                            Date

EXHIBIT D - PRIVATE LINE SERVICE ANCILLARY PRICING

  NON-RECURRING CHARGES                                      DS-0                 DS-1                DS-3
  New Order Installation                                        ......Waived for On-Net Services......
  Order Change
  Order Cancellation (prior to activation)
  ASR (new or disconnect) Special Access
  ASR Supplement                                              *                   *                    *
  Order Expedite
  Reconfiguration
  DACS Charge (switching only)
  DACS Port Charge (Bell access to DACS)
  DS-1 DACS Port

  OTHER CHARGES                                                                        MONTHLY RECURRING       NON-RECURRING
  Cross-Connect Charge (Other Interexchange carrier, local access or customer interconnect/collocation facility to Supplier local access or bypass facility within the same Supplier POP):
                     DS-1
                     DS-3                                                                     *                       *
                     OC-3*
                     OC-12*
                     OC-48*
  Interconnect Charge (Supplier POP to Supplier POP in the same city or local area using Supplier owned or leased transmission systems, with no Supplier long haul attached at either Supplier POP):
                     DS-1
                     DS-3
                     OC-3*                                                                    *                       *
                     OC-12*
                     OC-48*
  M1/3 - 1 Year Term
  Echo Canceller (per circuit end)
  Second End Loop (Ex: for ADPCM)
  Rack Space                                                                              I.C.B - Subject to Availability
  Shelf Space                                                                            */ea/mo.               I.C.B.
  DC Power                                                                               */amp/mo (5 amp minimum;
                                                                                         5 amp increments)

NOTES:

1. ALL CHARGES INCURRED BY SUPPLIER ON CUSTOMER'S BEHALF FROM ANY LOCAL EXCHANGE CARRIER, COMPETITIVE ACCESS PROVIDER OR COMPETITIVE LOCAL EXCHANGE CARRIER WILL BE DIRECTLY PASSED ON TO THE CUSTOMER.

2. SERVICES NOT DESCRIBED ABOVE WILL BE CONSIDERED SPECIAL HANDLING AND CHARGES WILL BE ASSESSED ON AN INDIVIDUAL CASE BASIS (ICB).

3. ALL PRIVATE LINE ANCILLARY SERVICE CHARGES TO CITIES NOT LISTED ON EXHIBIT C WILL BE PRICED ON AN INDIVIDUAL CASE BASIS AND WILL BE SUBJECT TO THE TERMS AND CHARGES OF THE UNDERLYING CARRIER.

*All OC product cross-connects and interconnects will be provided based upon availability. OC interconnects shall have a minimum term of 12 months.

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT D

Req'st Svc Date:___________    IXC - PRIVATE LINE
Accepted Earlier Activation:   PURCHASE ORDER
Y _____ N _____                MARKET SERVICE ORDER
(MSO)
CKT ID: __________________


OFFICE USE ONLY
MSO # ________________________

RELATED MSO:__________________





             PURCHASE ORDER FORM FOR CUSTOMER ORDER NO:_________________ Pursuant to the THIRD AMENDED AND RESTATED SERVICE AGREEMENT by and between IXC as Supplier and EXCEL TELECOMMUNICATIONS, INC. as Customer, dated__________________, 1998, Customer orders and Supplier shall provide the following Digital Transmission Service:

                                                     QTY          RATE               TERM           MILES
New     _______  Renew        __________
Cancel  _______  Disconnect   __________   DS-3      ____         _____              _____          ____
Change  _______  Expedite     Y____ N___   DS-1      ____         _____              _____          ____
On Net  _______  Off Net      __________   DS0       ____         _____              _____          ____
Protocol         Reconfigure  __________   CIF       ____         _____              _____          ____
Other   ________________________________   Other     ____         _____              _____          ____

Customer Contact: ________________   Phone #:  ________________ Fax # __________
Technical Contact ________________   Phone #:  ________________ Fax # __________
CITY LOCATION A:  ________________   CITY LOCATION B:___________________________

--------------------------------------------------------------------------------

Special _____________  Switched _____   Special   ___________  Switched ________
Bypass  Y ____ N ____  Owner    _____   Bypass Y ____N ____    Owner    ________

LESSOR TO PROVIDE      CFA: Y ____ N ____ LESSOR TO PROVIDE:  CFA: Y____ N_____
LOA:   Y ____ N_____   ASR: Y ____ N ____ LOA: Y____ N____    ASR: Y____N_____

--------------------------------------------------------------------------------

CUSTOMER (LESSEE) TO PROVIDE:                    CUSTOMER (LESSEE) TO PROVIDE:
LOA:  Y___ N_____ Coordinated Convert Y___ N____ LOA: Y__N___ Coordinated Convert Y___N___
CIF Arrangement Y___N____ CIF Attach Y___N___    CIF Arrangement Y___N___ CIF Attach __N__
Special Instructions __________________ ________ Special Instructions _____________________


MONTHLY LEASE RATE:                    NON RECURRING CHARGES:
Monthly IXC Charge:   $ ___________    Installation $ ____________    ASR:      $______
Eqpt. Lease Charge:   $ ___________    Installation $ ____________    Reconfig  $______
Echo Canceller:       $ ___________    Installation $ ____________    Expedite  $______
CIF Racks:            $ ___________    Installation $ ____________
CIF Power:            $ ___________    Installation $ ____________
Other                 $ ___________    Installation $ ____________
TOTAL:                $ ___________    TOTAL OF NON RECURRING CHARGES:$_______

IN WITNESS WHEREOF, the parties have executed this PURCHASE ORDER on the _____day of_______19______



---------------------------------      -----------------------------------------
SUPPLIER  APPROVAL/TITLE               CUSTOMER AUTHORIZED REPRESENTATIVE/
(Service Provider)                     TITLE (CUSTOMER)

        PLEASE FAX THIS DOCUMENT TO CUSTOMER SERVICE FAX # (512) 433-7810

FOR OFFICE USE ONLY VERSION 3.0 10/2/97

EXHIBIT D - PRIVATE LINE SERVICE ANCILLARY PRICING

  NON-RECURRING CHARGES                                     DS-0                   DS-1                DS-3

  New Order Installation
  Order Change
  Order Cancellation (prior to activation)
  ASR (new or disconnect) Special Access
  ASR Supplement                                            *                        *                   *
  Order Expedite
  Reconfiguration
  DACS Charge (switching only)
  DACS Port Charge (Bell access to DACS)
  DS-1 DACS Port

  OTHER CHARGES                                                                      MONTHLY RECURRING       NON-RECURRING
  -------------                                                                      -----------------       -------------

  Cross-Connect Charge (Other Interexchange carrier, local access or customer interconnect/collocation facility to Supplier local access or bypass facility within the same Supplier POP):
                     DS-1
                     DS-3                                                                      *                   *
                     OC-3*
                     OC-12*
                     OC-48*
  Interconnect Charge (Supplier POP to Supplier POP in the same city or local area using Supplier owned or leased transmission systems, with no Supplier long haul attached at either Supplier POP):
                     DS-1
                     DS-3
                     OC-3*                                                                     *                   *
                     OC-12*
                     OC-48*
  M1/3 - 1 Year Term
              2 Year Term
              3 Year Term
  Echo Canceller (per circuit end)
  Second End Loop (Ex: for ADPCM)
  Rack Space                                                                         I.C.B - Subject to Availability
  Shelf Space                                                                        */ea/mo.              I.C.B.
  DC Power                                                                           */amp/mo (5 amp minimum; 5 amp increments)

NOTES:

1. ALL CHARGES INCURRED BY SUPPLIER ON CUSTOMER'S BEHALF FROM ANY LOCAL EXCHANGE CARRIER, COMPETITIVE ACCESS PROVIDER OR COMPETITIVE LOCAL EXCHANGE CARRIER WILL BE DIRECTLY PASSED ON TO THE CUSTOMER.

2. SERVICES NOT DESCRIBED ABOVE WILL BE CONSIDERED SPECIAL HANDLING AND CHARGES WILL BE ASSESSED ON AN INDIVIDUAL CASE BASIS (ICB).

3.      ALL OF THE ABOVE CHARGES ARE SUBJECT TO CHANGE WITH A 30-DAY NOTICE.

4. ALL PRIVATE LINE ANCILLARY SERVICE CHARGES TO CITIES NOT LISTED ON EXHIBIT C WILL BE PRICED ON AN INDIVIDUAL CASE BASIS AND WILL BE SUBJECT TO THE TERMS AND CHARGES OF THE UNDERLYING CARRIER.

*All OC product cross-connects and interconnects will be provided based upon availability. OC interconnects shall have a minimum term of 12 months.

* Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT E - XNET TOP LATA'S

LATA NAME                   LATA NUMBER
---------                   -----------
New York                       132
Newark                         224
Philadelphia                   228
Pittsburgh                     234
Washington, D.C.               236
Indianapolis                   336
Detroit                        340
Chicago                        358
Raleigh                        422
Atlanta                        438
Miami                          460
New Orleans                    490
St. Louis                      520
Kansas City                    524
Dallas                         552
Houston                        560
San Antonio                    566
Minneapolis                    628
Denver                         656
Phoenix                        666
Portland                       672
Las Vegas                      721
San Francisco                  722
Sacramento                     726
Los Angeles                    730
San Diego                      732
Monterey                       736
Bakersfield                    734
Atlantic City                  220
Trenton                        222


                                    EXHIBIT F

                              PERFORMANCE STANDARDS


IXC will not be responsible for performance degradation due to conditions of force majeure, subject to the limits set forth in Section 26. However, in such case, IXC must use its best efforts for the restoration of network and systems.

        "Network" is defined as those elements which affect transmission and completion of calls. "Systems" are defined as those elements that support the business operations. The following criteria must be met:

        1. IXC shall deliver billable Call Detail Record ("CDR") collection and distribution to Excel promptly on a daily basis Monday through Saturday, including nationally recognized holidays, for the previous period's traffic. This requires all billable CDRs be transmitted in totality to Excel's pickup point, including daily processing rejects, which are reasonably determined by both parties to be rejects

        2. IXC must be able to collect, partition and duplicate at least five (5) million billable CDRs per day (and remove nonbillable
                CDRs) from the network at present architectural and capacity design. IXC shall archive CDRs for not less than two (2) years.

        3. Automatic Number Identification ("ANIs") not identified in either IXC or Excel's database must have their CDRs identified as Casual Calls CDRs. Casual Call Distribution must occur daily based upon a twenty-eight (28) day aging cycle distribution whereby CDR allocation to an Excel ANI will be passed to Excel.

        4. "Systems" availability will not be lower than 98 percent in any thirty (30) day period. This excludes scheduled downtime in a monthly production schedule mutually agreeable to both parties (provided that IXC shall be allowed downtime each twenty-four
                (24) hours from 10:00 p.m. to 7:00 a.m.), and downtime for new load implementation, backups, maintenance and unplanned outages. Notwithstanding anything in the Agreement to the contrary, in the event of a default under this Section4, Excel shall so notify IXC. In order to cure such default, IXC must notify Excel that the underlying problem has been corrected, specifying a specific time of such corrections, which must have been within forty-eight (48) hours of receipt of Excel's notice. From such notice from IXC, systems availability will not be lower than 98 percent measured in the period ending 7, 14, 21 and 30 days thereafter. In such event, such default will be deemed to be cured.

        5. IXC shall provide monthly summary billing and invoicing with originating and terminating LATAs identified in format which will assure ease of reconciliation of monthly CDR billing matched to the delivered billable CDRs for that period.

        6. Order Entry for Switched 1+ Service must be processed within twenty-four (24) hours, and for 800 Switched Service, within twenty-four (24) hours, excluding Sundays and nationally recognized holidays except that in cases where Excel's Resporg provides the 800 number, order entry shall be processed within seventy-two (72) hours, for orders which are reasonably determined to be valid by both parties.

        7. IXC's Fraud Management system must be capable of initiating a "Fast Kill" and "Restoration" within five (5) minutes of the request and meet mutually agreeable Excel specific parameters on the ANI level. IXC will provide advanced notification of activities or changes on global parameters.

        8.      The Network must provide seven (7) day per week, twenty-four
                (24) hour day coverage of technical administrative functions.

        9. IXC must act on problems affecting transmission service on IXC's network and use its best efforts to resolve such problem within four (4) hours from the time service is affected.

        10. IXC shall use its best efforts to report problems affecting network or its support functions to Excel within 30 minutes of occurrence. Problems affecting traffic and performance must be reported and updated, and IXC must notify Excel when the condition has been remedied. Excel may submit a "trouble ticket" identifying the specific trouble items with the ability to query the status of that ticket. Excel must give approval before the trouble ticket is closed. Problems affecting IXC's alarm, fraud, and CDR collection functions shall be high priority, problems affecting all other functions shall be acted upon within two (2) hours.

        11. IXC shall provide Excel with busy hour report no less often than once a month. IXC's access network shall be engineered so that no more than one call in one hundred originating calls will be blocked during any hour. IXC shall relieve blockage conditions by means of rerouting terminating traffic to an off-network provider immediately upon identification of blockage from the time such blockage first occurs. Engineered trunk groups augments shall then be issued within ten (10) working days from the time such blockage first occurs.

        12. The Private Line Services shall meet IXC's performance standards for DS-1 and DS-3 services as in effect as of March 16, 1998, copies of which are attached to this Exhibit F and incorporated herein by reference and made a part hereof for all purposes.

        13. Crossover of DS-1 to DS-3. At such time as Excel has leased up to 12 DS-1 Circuits between a given city pair or at such point that Excel requests a cross over, the pricing of such DS-1 Circuits shall cross over ("Cross Over") to DS-3 pricing and Excel shall be given by IXC DS-3 capacity between such city pair. Notwithstanding anything to the contrary contained herein or in the applicable Purchase Order, upon a Cross Over, Excel without liability to IXC or any third party, shall terminate such DS-1 Purchase Order and shall enter into a new Purchase Order for the DS-3 capacity and such Purchase Order shall have a Circuit Lease Term equal to an average of the remaining months on the DS-1 Purchase Orders prior to the Cross Over.

        14. All software or software applications used by IXC (or any of IXC's On-Net suppliers) in the provision of Services hereunder shall be fully Year 2000 Compliant. As used herein, "Year 2000 Compliant" means that the relevant software or software applications shall contain source code that can appropriately interpret the upcoming calendar year "2000."

EXHIBIT G - SOFTWARE LICENSE AGREEMENT

This Software License Agreement (this "Agreement") is made and entered into this ____ day of _____________, 1998 (the "Effective Date"), by and between IXC, a Delaware corporation ("IXC") and Excel Telecommunications, Inc., a Texas corporation ("LICENSEE").
                                 R E C I T A L S

A. IXC is a provider of telecommunications services and LICENSEE is a customer of IXC pursuant to the Telecommunications Service Agreement ("TSA") to which this Agreement is attached to as Exhibit C.

B. IXC has developed and owns all right, title and interest in and to a proprietary collection of computer programs known as "IXC Online - Customer Module" which IXC makes available to its customers (the "Software") so as to enable IXC's customers to access a certain database maintained by IXC relating to the telecommunications traffic carried by IXC (the "Database").

C. LICENSEE desires to license from IXC and IXC desires to grant to LICENSEE, on the terms and subject to the conditions of this Agreement, a license to use the Software so as to enable LICENSEE to access the Database.

                                A G R E E M E N T

In consideration of the foregoing recitals and the mutual covenants, agreements, representations and warranties contained herein and in the TSA, the parties intending to be legally bound, hereby agree as follows:

I.      GRANT OF LICENSE.

        A. Subject to the terms and conditions of this Agreement, IXC hereby grants to LICENSEE a license (the "License") to use the Software in object code form only, solely on, together with and as an integral part of a single Qualified Configuration (as defined in Section 3.1, below) solely for interconnection to the Database for purposes of accessing any one or more of the various functions made available at the sole discretion of IXC, including, without limitation, order entry, entry and retrieval of customer information, trouble reporting, status inquiries, report writing and expense tracking.

        B. SCOPE OF LICENSE. The License is nonexclusive and nontransferable and only extends to LICENSEE. LICENSEE agrees that it shall not, without the prior written consent of IXC, which consent may be withheld by IXC in its sole and absolute discretion, (i) transfer or sublicense the Software to any third party, directly or indirectly, manually or electronically, (ii) assign this Agreement or any interest herein to any third party, or (iii) contract, create, incur, assume or allow to exist any claim, mortgage, lien, security interest or other charge or encumbrance with respect to this Agreement or the Software to any third party.

        C. RETENTION OF RIGHTS. The License places no restriction on IXC's right to use, market, distribute, license or sell the Software (or any portion thereof) to any third party. All rights not expressly granted herein are retained by IXC.

II. TERM. This Agreement and the License created hereunder shall remain in effect until the earlier to occur of (i) the termination of the TSA, or
      (ii) either party giving to the other 30 days' prior written notice of such party's election to terminate this Agreement.

III. INSTALLATION OF THE SOFTWARE ON THE QUALIFIED CONFIGURATION. IXC shall be responsible for installing the Software on the Qualified Configuration (the "Installation") in accordance with the terms and conditions of this
      Section 3.

        A. THE QUALIFIED CONFIGURATION. The required hardware and software to enable LICENSEE to use the Software is hereinafter referred to as the "Qualified Configuration" and shall consist of the hardware and software configuration which is more fully described on Schedule 1 attached hereto and incorporated herein by this reference. LICENSEE, at its cost, shall be responsible for procuring the Qualified Configuration. At all times during the term of this Agreement, LICENSEE, at its cost, shall be responsible for maintaining the Qualified Configuration, including, without limitation, purchasing and utilizing any and all third-party software, and all updates or new releases pertaining thereto, as may be required to ensure that the Software continues to operate on the Qualified Configuration.

                To ensure satisfactory operation of the Software, Customer hereby agrees and acknowledges that the Software is intended for use with Windows NT and Windows 95 which is part of the Qualified Configuration. Any other version of Windows, is not considered a Qualified Configuration. IXC provides technical support assistance for the Software in conjunction with Windows NT and for no other operating software.

                Customer hereby assumes any risks in connection with the use of any operating software other than Windows NT and Windows 95 in connection with the Software. Customer hereby waives any claim or cause of action against IXC that may arise in connection with Customer's use of operating software other than Windows NT in connection with the Software.

        B. PERFORMANCE OF THE INSTALLATION. In order to enable IXC to expeditiously perform the Installation, as soon as practicable after the Effective Date, LICENSEE shall allow IXC access, during normal business hours, to the Qualified Configuration. Upon gaining such access to the Qualified Configuration, IXC shall commence with the Installation and shall diligently pursue completion thereof.

IV. MAINTENANCE OF THE DATABASE. LICENSEE acknowledges that IXC must from time to time perform periodic maintenance of the Database which may result in a temporary shutdown of the Database and, during such times, IXC may suspend entry of new orders to the Database. IXC agrees to provide LICENSEE with as much advance notice as is reasonably possible of any such planned or scheduled maintenance.

V. REVISIONS, ADDITIONS AND MODIFICATIONS. IXC may from time to time provide LICENSEE with revisions of the Software. LICENSEE shall accept such revisions, provided that if the revisions change existing procedures or file formats for order entry, response files and call detail records ("CDRs"), IXC will provide LICENSEE with at least 30 days' prior written notice of such revisions, and shall instruct LICENSEE, without charge, in the installation and use of the revisions.

VI.     ADDITIONAL OBLIGATIONS OF IXC.

        A. FILE PRIVACY. IXC will take all commercially reasonable action to protect LICENSEE's files and data from being accessed by any third parties other than those third parties, if any, that may have been authorized by LICENSEE to access such files and data.

        B. FILE SECURITY. IXC will archive for a reasonable period of time, all of LICENSEE's CDR data and will provide a copy of the most recent data to LICENSEE at such times that invoices are generated under the TSA. Nonetheless, IXC cannot guarantee that IXC's files and data will not be lost or altered and, therefore, LICENSEE hereby agrees to be solely responsible for maintaining a procedure external to the Database for maintaining and archiving all of its CDR data.

VII.    ADDITIONAL OBLIGATIONS OF LICENSEE.

        A. COMMUNICATION COSTS. LICENSEE shall be responsible for all communication costs from LICENSEE's facility to the designated Database server location, including, without limitation, all equipment and telephone costs and any connection charges thereto.

        B. LETTERS OF AUTHORIZATION. LICENSEE acknowledges and agrees that certain of the services available on the Database require executed end-user Letters of Authorization/Agency ("LOAs"). LICENSEE shall maintain a file of all requisite LOAs and supply photocopies of such LOAs to IXC within five (5) business days of IXC's request, in accordance with the directions provided to LICENSEE at such time.

        C. AUTHORIZED USERS. LICENSEE shall maintain and provide to IXC, within five (5) business days of its receipt of written notice from IXC requesting such information, a list of all persons authorized by LICENSEE to use the Software. All such persons shall be employees of LICENSEE and LICENSEE shall take all action necessary to ensure that such users do not (i) violate any of the terms and conditions of this Agreement, or (ii) access any files or data for licensees other than LICENSEE.

VIII. TRADEMARK RIGHTS. IXC has adopted and owns certain trademarks and service marks used in identifying and marketing IXC technology, products and services including, but not limited to the marks "IXC" and "IXC On-Line" (collectively, the "Trademarks"). LICENSEE recognizes and concedes for all purposes that any trademarks, logos or trade names affixed by IXC to IXC technology, products and services, whether or not registered, constitute the exclusive property of IXC and cannot be used by LICENSEE, nor shall LICENSEE use any confusingly similar mark, logo or trade name.

IX. PROPRIETARY RIGHTS; CONFIDENTIAL INFORMATION. Full copyright and title to the Software shall at all times remain with IXC. Customer agrees to (i) maintain in confidence any confidential information of IXC obtained by Customer during the term of this Agreement, and (ii) refrain from disclosing confidential information of IXC to anyone until that information shall be in the public domain.

X. NO WARRANTY; LIMITATION OF LIABILITY. IXC EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES WITH RESPECT TO THE SOFTWARE, INCLUDING ALL IMPLIED WARRANTIES OR CONDITIONS OF TITLE, NONINFRINGEMENT, FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE. LICENSEE ACKNOWLEDGES AND AGREES THAT IXC'S MAXIMUM AGGREGATE LIABILITY TO LICENSEE UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED $25,000.00.

XI. WARRANTY OF AUTHORITY. Each of the individuals signing this Agreement on behalf of a party hereto warrants and represents that such individual is duly authorized and empowered to enter into this Agreement and bind such party hereto.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

IXC                                     EXCEL TELECOMMUNICATIONS, INC.


By:                                     By:
   --------------------------------        -------------------------------------
Title:                                  Title:
      -----------------------------           ----------------------------------

 SCHEDULE  1

The following constitutes the minimum recommended requirements for IXC OnLine. Based on the work functions used and volumes of work, other configurations may also be supported.

HARDWARE FOR PC PLATFORM

[ ] Processor: Intel 486/66

[ ] At least 16 MB RAM for NT 3.51; 32 MB RAM for NT 4.0, Win95

[ ] High Density (1.44 MB) 3.5" floppy disk drive

[ ] Hard Disk with a minimum of 1 GB of storage (driven by CDR volumes)

[ ] SCSI Controller preferred to IDE (but not mandatory)

[ ] 101 Keyboard

[ ] Mouse (at least 2 button)

[ ] Network cards that are compatible with Windows NT (if connected to LAN)

CD-ROM

[ ] Double speed or faster; supported by Windows NT (for billing via CD-ROM)

VIDEO CARD AND MONITOR

[ ] SVGA, 800 x 600 resolution screen (1024 x 768 resolution is acceptable as well, but the screen will appear smaller.)

[ ] 15" Color Monitor, 0.28" dot pitch

SOFTWARE AND OPERATING SYSTEM

[ ] Windows NT Workstation (version 3.51 or 4.0) or Windows 95

MISCELLANEOUS SOFTWARE

[ ] Virus checking programs (NT and Win 95 compatible)

[ ] Any relational database that can read .DBF (database) files so that order status can be tracked (Examples of programs that read these files: FoxPro, Paradox, Oracle, Excel, Approach, Access.)

SECURITY

[ ] IXC OnLine will scan for viruses as files are transferred to the system. As such, only ASCII file uploads will be accepted. Files suspected of containing a virus will not be processed by IXC OnLine, and the user will be notified of the problem.

INTERACTIVE INTERFACE REQUIREMENTS

If the interface with IXC OnLine is dial-up, the requirements (in addition to the "Common Requirements" stated above) are as follows:

[ ] Hayes compatible modem at 28.8 kbps (async)

[ ] For batch ASCII file transfer, Procomm Plus or a comparable communication transfer software (must support X-modem and Z-modem protocols) is recommended.

USERS WHO WILL ENTER ORDERS INTERACTIVELY NEED NOT PURCHASE THIS SOFTWARE.

[ ] Sufficient hard disk storage to receive CDR files; 1 Gig + recommended.
    (Based on your specific volumes.)

[ ] Windows NT Remote Access Service - native to Windows NT (for interactive use)

If the physical interface with IXC OnLine is via a DEDICATED LINE, then the requirements, in addition to the "Common Requirements" stated above, are as follows:

[ ] 56 / 64 kbps line (DS-0) from customer site to IXC determined location (to be confirmed based on IXC's WAN configuration)

[ ] CSU/DSU for line termination (to be confirmed based on IXC's WAN configuration) - coordinate with IXC MIS department


[ ] Router connection or Eicon card


DATABASE CONFIGURATION

        Many of the preparations required for the establishment of your database must be performed by IXC. After receiving a fully executed contract, your Account Manager will require your assistance in completing some of these tasks, such as your Customer Profile and Calling Card Setup.

ACCESS TO IXC ONLINE

        Once you have met all of the hardware and software requirements, you will be given your assigned User ID's and passwords, as well as the software that will allow you to access IXC OnLine.

TAXES ON TELECOMMUNICATIONS SERVICES - Contact IXC's Tax Department at 512-427-3849 for assistance in completing this form

Please check one of the following:

______ Telecommunications services purchased from Supplier are for resale purposes in the normal course of our business (or are subject to other tax exemptions). These services are exempt from federal, state and local taxes.

            IF CHECKED, COMPLETE SECTION 1 & SECTION 2 BELOW FOR THE APPLICABLE STATES WHERE SERVICE IS PROVIDED.

______ Telecommunications services purchased from Supplier are not for resale purposes, but are purchased for our own use. These services are not subject to other exemptions.

 IF CHECKED, SIGN HERE: ______________________________ DATE:____________________

SECTION 1. CERTIFICATE OF EXEMPTION FROM FEDERAL EXCISE TAXES ON COMMUNICATIONS SERVICES AND FACILITIES

The undersigned hereby certifies that the service furnished by Supplier is exempt from the Federal Excise Tax on Communications and Facilities imposed by Internal Revenue Code (IRC) Section 4251 because the undersigned is exempt under IRC Section 4253 for such reason as marked below (check one). The undersigned agrees to notify Supplier in writing when the claimed status no longer applies.

____ A nonprofit hospital referred to in IRC Section 170 (b)(1)(A)(ii) which is exempt from income tax under Section 501 (a).

____    A nonprofit educational organization described in IRC Section (170)
        (b)(1)(A)(ii) which is exempt from income tax under Section 501 (a).

____ A School which is operated as an activity of an organization described in IRC Section 501 (C)(3) which is exempt from income tax under Section 505(a), and operates as described in IRC Section 4253 (j).

____ The U.S. government, government of a State, political subdivision of a state of the District of Columbia.

____ The American Red Cross or an international organization described in Internal Revenue Code Sections 7701 (a) (18) and 4253 (c).

____    A news service company of the type referred to in Internal Revenue Code
        Section 4253 (b).

____ Diplomatic, consular or other officers of foreign governments temporarily residing in the United States who are nationals of the foreign country on a diplomatic mission.

____ The service will be used exclusively in the rendering of a communications services upon which tax is imposed by IRC Section 4251. It is understood that no tax will be collected by Supplier on charges for said service and that it will be the responsibility of the undersigned to collect such tax as may be due from its customers.

____ The service, which is defined in Section 4252 (b)(2), is for use by a common carrier, telephone or telegraph company, or radio broadcasting station or network in the conduct of its business as such.

FOR THIS CERTIFICATE TO BE VALID YOU MUST CHECK ONE OF THE ABOVE BOXES, SIGN AND DATE THE CERTIFICATE AND PROVIDE AN EFFECTIVE DATE. ANY MODIFICATIONS TO THE ABOVE WILL RENDER THE CERTIFICATE NULL AND VOID.

THE EXEMPT STATUS OF THE UNDERSIGNED IS EFFECTIVE AS OF _______________________.

Customer:  Excel Telecommunications, Inc.    FEDERAL TAX I.D. __________________

I swear under penalty of fines, imprisonment, or both, together with cost of prosecution that the statement contained herein are true to the best of my knowledge.



--------------------------------------------------------------------------------
Signature                             Title                     Date

EXHIBIT H - XCLUSIVE HUBS

LATA NAME                   LATA NUMBER               STREET ADDRESS                                   NPA/NXX
---------                   -----------               --------------                                   --------
Atlanta, GA                    438                    55 Marietta St., 19th Floor, East End            (404)522
Austin, TX                     558                    621 Pleasant Valley Road                         (512)389
Baltimore, MD                  238                    1220 South Howard                                (301)752
Boston, MA                     128                    Prudential Center                                (617)236
Charlotte, NC                  422                    208 N. Caldwell                                  (704)335
Chicago, IL                    358                    155 N. Michigan Ave., Suite 425                  (312)240
Cincinnati, OH                 922                    2300 Carew Tower, Suite 411                      (513)651
Cleveland, OH                  320                    50 Public Square, Rm 650                         (216)696
Columbus, OH                   324                    180 E. Broad Street, Suite 1420                  (614)469
Dallas, TX                     552                    1950 Stemmons Frwy., Suite 2021                  (214)698
Denver, CO                     656                    931 14th Street, Suite 622                       (303)572
Des Moines, IA                 632                    604 9th Street                                   (515)283
Detroit, MI                    340                    2000 Bagley Street                               (313)961
El Paso, TX                    540                    201 E. Main, Suite 1702                          (915)553
Ft. Worth, TX                  552                    810 Houston, Suite 1705                          (817)870
Hartford, CT                   920                    55 Trumbull Street                               (203)725
Houston, TX                    560                    293 North Main Street                            (713)224
Indianapolis, IN               336                    730 W. Henry Street                              (317)634
Jacksonville, FL               452                    424 N. Pearl Street                              (904)340
Kansas City, MO                524                    1125 Grand Ave., Suite 1704                      (816)283
Las Vegas, NV                  721                    125 Las Vegas Blvd. South                        (702)388
Little Rock, AR                528                    120 W. Eighth                                    (501)370
Los Angeles, CA                730                    625 S. Grand, Suite 1615                         (213)689
Louisville, KY                 462                    521 W. Chestnut Street                           (502)581
Memphis, TN                    468                    201 E. Court Avenue                              (901)227
Miami, FL                      460                    13 NW 6th Street                                 (305)347
Milwaukee, WI                  356                    324 East Wisconsin Avenue                        (414)276
Minneapolis, MN                628                    331 South Second Avenue                          (612)330
Nashville, TN                  470                    185 N. 2nd Avenue                                (615)251
New Orleans, LA                490                    639 Loyola Avenue, Suite 2150                    (504)528
New York, NY                   132                    60 Hudson Street, 4th Floor                      (212)693
Newark, NJ                     224                    744 Broad Street, 3rd Floor                      (201)824
Oklahoma City, OK              536                    100 N. Broadway, Suite 3020                      (405)232
Omaha, NE                      644                    105 South 17th Street                            (402)341
Orlando, FL                    458                    45 N. Magnolia Avenue                            (407)872
Philadelphia, PA               228                    401 N. Broad, First Floor                        (215)922
Phoenix, AZ                    666                    3300 N. Central Ave., 15th Floor                 (602)266
Pittsburgh, PA                 234                    535 Smithfield Street, Suite 2650                (412)281
Portland, OR                   672                    819 Oak Street                                   (503)295
Raleigh, NC                    422                    121 W. Morgan Street                             (919)821
Richmond, VA                   248                    2800 Laurel Brook Drive                          (804)233
Sacramento, CA                 726                    1407 J Street                                    (916)325
Salt Lake City, UT             660                    70 South State Street                            (801)596
San Antonio, TX                566                    660 South Santa Rosa                             (210)225
San Diego, CA                  732                    8991 Complex Drive                               (619)292
San Francisco, CA              722                    425 Market Street, Suite 3800C                   (415)543
San Francisco, CA              722                    274 Brannan Street, Suite 402                    (415)243
Seattle, WA                    674                    1122 3rd Avenue                                  (206)382
St. Louis, MO                  520                    2651 Olive Street                                (314)321
Tampa, FL                      952                    2261 Massaro                                     (813)620
Washington, DC                 236                    1220 L Street, N.W.                              (202)789


NOTE: ALL IXC HUB LOCATIONS ARE SUBJECT TO AVAILABILITY. CONTACT YOUR IXC ACCOUNT MANAGER FOR SPECIFIC LOCATION, LOCATION AVAILABILITY AND CARRIER FACILITY ASSIGNMENT PRIOR TO LOCAL CONNECTION ORDERS.

EXHIBIT I - XNET CERTIFICATION OF TRAFFIC USE

Excel Telecommunications, Inc. ("Customer"), by its authorized officer identified below, does hereby certify to IXC ("Supplier"), the following:

SERVICE INTERCONNECTION. Customer has established one or more interconnections with Supplier via dedicated circuits which interconnect with the Supplier network at the locations set forth below ("IXC Hub").

PERCENTAGE OF INTERSTATE USE (PIU). Customer has calculated its PIU (including, for the purposes of this certification, international, i.e., calls terminating outside the United States) for traffic on each dedicated circuit which terminates at the IXC Hubs listed below. The calculation of the interstate use is based on the percentage of minutes which terminate (or in the case of new service, are projected to terminate) outside the state in which the IXC Hub is located (interstate minutes divided by total minutes, multiplied by 100).

Customer attests that this PIU determination has been calculated in accordance with applicable Federal Communications Commission regulations.

                        FOR XNET LEX TERMINATION SERVICE:

              IXC Hub Address                         City                       State                 Termination Traffic PIU
              ---------------                         ----                       -----                 -----------------------

1.                                                                                                                                %
        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------

2.                                                                                                                                %
        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------

3.                                                                                                                                %
        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------

4.                                                                                                                                %
        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------

5.                                                                                                                                %
        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------


                        FOR XNET 8XX ORIGINATION SERVICE:

              IXC Hub Address                         City                       State                   Xnet Origination PIU
              ---------------                         ----                       -----                   --------------------

1.                                                                                                                                 %

        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------

2.                                                                                                                                 %

        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------

3.                                                                                                                                 %

        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------

4.                                                                                                                                 %

        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------

5.                                                                                                                                 %

        ----------------------------     ------------------------------     --------------         -------------------------------

        ----------------------------


EFFECTIVE DATE

This Certificate of Traffic Use shall be effective as of the following date:
__________________________. This Certification of Traffic Use is made this
__________ day of ____________________, 1998, and subscribed to by the duly authorized officer of Customer.




--------------------------------------------------------------------------------
Signature                          Title                    Date

EXHIBIT J - NETWORK DEMAND FORECAST

CUSTOMER: ___Excel Telecommunications, Inc.____________     DATE:_______________

Is this actual (existing customer traffic) or projected data? ______ Actual ________ Projected

ORIGINATING/
TERMINATING             MONTHLY
TANDEM                  MINUTES              COMMENTS
------------            -----------          -------------------------

------------            -----------          -------------------------

------------            -----------          -------------------------

------------            -----------          -------------------------

------------            -----------          -------------------------

------------            -----------          -------------------------

------------            -----------          -------------------------

------------            -----------          -------------------------

------------            -----------          -------------------------

------------            -----------          -------------------------

------------            ------------         -------------------------

------------            ------------         -------------------------

------------            ------------         -------------------------

------------            ------------         -------------------------

------------            ------------         -------------------------

------------            ------------         -------------------------

------------            ------------         -------------------------

------------            ------------         -------------------------

------------            ------------         -------------------------


NOTES:

1. FOR EXISTING CUSTOMER TRAFFIC, USE ACTUAL DATA TO COMPLETE FORECAST. IF THE ACTUAL DATA IS UNAVAILABLE USE PROJECTED TRAFFIC. USE THE "ORIGINATING" TRAFFIC DATA FOR SWITCHED PRODUCTS AND "TERMINATING" TRAFFIC DATA FOR DEDICATED PRODUCTS.

2. ORIGINATING/TERMINATING TANDEM: CLLI CODE OF THE ORIGINATING (OR TERMINATING) TANDEM. ENTER THE TOTAL CONTRIBUTION OF TRAFFIC (I.E., ROLL-UP) FROM/TO THE END-OFFICES ATTACHED TO THE TANDEM AND THE TRAFFIC CHARACTERISTICS IN OTHER COLUMNS.

3.      MONTHLY MINUTES: TOTAL USAGE IN MINUTES FOR THE MONTH.

4. COMMENTS: ANY HELPFUL NOTES TO DESCRIBE AND ELABORATE ON THE TRAFFIC CHARACTERISTICS (INTRALATA, INTRASTATE, INTERSTATE, INTERNATIONAL, CASUAL VS. PIC, 1+, ETC.)

5.      USE ADDITIONAL PAGES IF NECESSARY.